PAGE 1
IDS Life of New York Employee Benefit Annuity

Prospectus
May 1, 1997

The Employee Benefit Annuity is a flexible premium group deferred fixed/variable annuity contract (the contract) offered by IDS Life Insurance Company of New York (IDS Life of New York) a subsidiary of IDS Life Insurance Company (IDS
Life), which is a subsidiary of American Express Financial Corporation (AEFC). Participation in the contract will be accounted for separately by the issuance of a certificate showing the participant's interest under the contract.

The contract is a group deferred annuity in which purchase payments are accumulated on a fixed and/or variable basis and retirement benefits are paid to the participant on a fixed or variable basis or a combination of both. It is available for an employer-sponsored plan and a salary-reduction plan that meets the requirements of Section 403(b) of the Code (the plan).

IDS Life of New York Accounts 4, 5, 6, 9, 10, 11, 12, 13 and 14

Sold by: IDS Life Insurance Company of New York, 20 Madison Avenue Extension, Albany, NY 12203, Telephone: 800-541-2215.

This prospectus contains the information about the variable accounts that you should know before investing. Refer to "The variable accounts" in this prospectus.

The prospectus is accompanied or preceded by the retirement annuity mutual fund prospectus for IDS Life Aggressive Growth Fund, IDS Life International Equity Fund, IDS Life Capital Resource Fund, IDS Life Managed Fund, IDS Life Special Income Fund, IDS Life Moneyshare Fund, IDS Life Growth Dimensions Fund, IDS Life Global Yield Fund and IDS Life Income Advantage Fund. Please read these documents carefully and keep them for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IDS Life of New York is not a financial institution and the securities it offers are not deposits or obligations of, or guaranteed or endorsed by any financial institution nor are they insured by the Federal Deposit Insurance Corporation, the Federal
Reserve Board or any other agency.

A Statement of Additional Information (SAI) (incorporated by reference into this prospectus) filed with the Securities and Exchange Commission (SEC) is available without charge by contacting IDS Life of New York at the telephone number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.

PAGE 2
Table of contents

Key terms

The Employee Benefit Annuity in brief

Expense summary

Condensed financial information

Financial statements

Performance information

The variable accounts

The funds
IDS Life Aggressive Growth Fund
IDS Life International Equity Fund
IDS Life Capital Resource Fund
IDS Life Managed Fund
IDS Life Special Income Fund
IDS Life Moneyshare Fund
IDS Life Growth Dimensions Fund
IDS Life Global Yield Fund
IDS Life Income Advantage Fund

The fixed account

Buying the contract and certificate
The retirement date
Beneficiary
How to make purchase payments

Certificate charges
Administrative charge
Mortality and expense risk fee
Surrender charge

Valuing your investment
Number of units
Accumulation unit value
Net investment factor
Factors that affect variable account
 accumulation units

Making the most of your certificate
Automated dollar-cost averaging
Transferring money  between  accounts
Transfer  policies
How to  request  a  transfer  or a surrender

Surrendering a certificate
Surrender policies
Receiving payment when a participant
 requests a surrender



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PAGE 3
TSA special surrender provisions

Changing ownership

Benefits in case of death

The annuity payout period
Annuity payout plans
Death after annuity payouts begin

Taxes

Voting rights

Substitution

Distribution of the certificates

About IDS Life of New York

Regular and special reports
Services
Table of contents of the Statement of
 Additional Information




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PAGE 4
Key terms

These terms can help you understand details about your annuity.

Annuity  -  A  contract   purchased  from  an  insurance   company  that  offers
tax-deferred growth of the investment until earnings are withdrawn and that can be tailored to meet the specific needs of the individual during retirement.

Accumulation unit - A measure of the value of each variable account before annuity payouts begin.

Annuitant - The participant on whose life or life expectancy the annuity payouts are based.

Annuity payouts - An amount paid at regular intervals under one of several plans available to a participant and/or any other payee. This amount may be paid on a variable or fixed basis or a combination of both.

Annuity unit - A measure of the value of each variable account used to calculate the annuity payouts a participant receives.

Beneficiary - The person designated to receive annuity benefits in case of a participant's death. Each participant may name a beneficiary in accordance with the applicable provisions of any plan and the Code.

Certificate - The document delivered to each participant that evidences the participant's coverage under the contract.

Certificate value - The total value of the certificate before any applicable surrender charge and any administrative charge have been deducted.

Certificate year - A period of 12 months, starting on the effective date of the certificate and on each anniversary of the effective date.

Close of business - When the New York Stock Exchange (NYSE) closes, normally 4 p.m. Eastern time.

Code - Internal Revenue Code of 1986, as amended.

Contract owner (owner) - The person or party entitled to ownership rights stated in the contract and in whose name the contract is issued.

Fixed account - An account to which a participant may allocate purchase payments. Amounts allocated to this account earn interest at rates that are declared periodically by IDS Life of New York.

IDS Life of New York - In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.




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PAGE 5
Mutual funds (funds) - Nine IDS Life Retirement Annuity mutual funds, each with a different investment objective. (See "The funds.") Purchase payments can be allocated into variable accounts investing in shares of any or all of these funds.

Participant - The person named in the certificate who is entitled to exercise all rights and privileges of ownership under the certificate, except as reserved by the owner. In this prospectus, "you" and "your" refer to the participant.

Purchase payments - Payments made to IDS Life of New York under the contract by or on behalf of a participant.

Retirement date - The date when annuity payouts are scheduled to begin. This date is first established when enrollment in the certificates takes place, subject to the terms of the plan. It can be changed in the future.

Surrender charge - A deferred sales charge that may be applied if a participant surrenders the certificate before the retirement date.

Surrender value - The amount a participant is entitled to receive if the certificate is surrendered. It is the certificate value minus any applicable surrender charge and administrative charge.

Valuation date - Any normal business day, Monday through Friday, that the NYSE is open. The value of each variable account is calculated at the close of business on each valuation date.

Variable accounts - Separate accounts to which a participant may allocate purchase payments; each invests in shares of one mutual fund. (See "The variable accounts.") The value of your investment in each variable account changes with the performance of the particular fund.

The Employee Benefit Annuity in brief

Purpose: The Employee Benefit Annuity is designed to allow you to build up funds for retirement. This is done by making one or more investments (purchase payments) that may earn returns that increase the value of your certificate. Beginning at a specified future date (the retirement date), the contract and related certificate provide you with lifetime or other forms of annuity payouts.

Ten-day free look: You may return a certificate to the financial advisor or our Albany office within 10 days after it is delivered and receive a full refund of the certificate value. No charges will be deducted.

Accounts:  You may allocate purchase payments among any or all of:

o nine variable accounts, each of which invests in mutual funds with a particular investment objective. The value of each variable account varies with the performance of the particular fund. We cannot guarantee that the value at the retirement date will equal or exceed the total of purchase payments allocated to the variable accounts. (p.20)


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PAGE 6
o one fixed account, which earns interest at rates that are adjusted periodically by IDS Life of New York. (p.26)

Buying the contract and certificate: A financial advisor will help the owner complete and submit an application for a contract and help you complete and submit an enrollment form for the certificate. Applications and enrollment forms are subject to acceptance at our Albany office. The maximum amount of purchase payments is determined by any restrictions imposed by the plan and the Code.

o Minimum purchase payment - ($1,000) unless you pay in installments under a group billing arrangement such as a payroll deduction.
o  Minimum installment payment - $25 monthly or $300 annually.
o Maximum first-year payment(s) - $50,000 to $1,000,000 depending on your age.
o  Maximum payment for each subsequent year - $50,000.  (p.27)

Transfers: Subject to certain restrictions, you may redistribute money among accounts without charge at any time until annuity payouts begin and once per year among the variable accounts thereafter. You may establish automated transfers among the fixed and variable account(s). (p.36)

Surrenders: You may surrender all or part of your certificate value at any time before the retirement date subject to certain restrictions imposed by the Code and the plan. Surrenders may be subject to charges and tax penalties and may have other tax consequences. (p.39)

Changing ownership: Restrictions apply concerning change of ownership of rights under a contract or certificate. (p.44)

Benefits in case of death: If the participant dies before annuity payouts begin, we will pay the beneficiary an amount at least equal to the certificate value. (p.45)

Annuity payouts: The certificate value of your investment can be applied to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as they are needed. Payouts may be made on a fixed or variable basis, or both. Total monthly payouts include amounts from each variable account and the fixed account. During the annuity payout period, you cannot be invested in more than five variable accounts at any one time unless we agree otherwise. (p.46)

Taxes: Generally, your certificate value grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will still be taxed on the distribution. (p.51)

Certificate charges: Your certificate is subject to an annual administrative charge of $30, a 1% mortality and expense risk fee and a surrender charge. (p.30)


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PAGE 7
Expense summary

The purpose of this summary is to help the owner and participant  understand the
various   costs  and   expenses   associated   with  the  contract  and  related
certificates.

There is no sales charge when purchasing the contract or certificate. All direct and indirect costs for the variable accounts and underlying mutual funds are shown below. Some expenses may vary as explained under "Certificate charges."

Contract Owner Expenses

Surrender charge*
(Contingent deferred sales charge as percentage amount surrendered)
-------------------------------------
Certificate year           Percentage
      1                        8%
      2                        8
      3                        8
      4                        8
      5                        7
      6                        6
      7                        5
      8                        4
      9                        3
      10                       2
      11                       1
      12 and later             0

Annual administrative charge:  $30
(Deducted from certificate value of each Certificate)

Separate account annual expenses
(As a percentage of average daily net assets)

Mortality and expense risk fee:  1%
*The surrender charge is further limited so that it will never exceed 8.5% or aggregate purchase payments made to the certificate.

Annual operating expenses of underlying mutual funds (Management fees and other expenses deducted as a percentage of average net assets as follows)

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

Management fees     .60           .82           .60         .59        .59        .50           .63         .84         .63

Other expenses      .09           .16           .08         .07        .10        .06           .22         .62         .54

Total*              .69           .98           .68         .66        .69        .56           .85        1.46        1.17

* Annualized operating expenses of underlying mutual funds at Dec.
31, 1996.

Example:* As a participant, you would pay the following expenses on a $1,000 investment, assuming 5% annual return and surrender at the end of each time period:


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PAGE 8

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

1 year           $101.42        $104.15       $101.32     $101.13    $101.42    $100.19       $102.93     $108.68     $105.94

3 years           146.27         154.51        145.98      145.41     146.27     142.56        150.82      168.04      159.88

5 years           182.30         196.25        181.81      180.84     182.30     175.99        190.02      218.98      205.30

10 years          245.26         275.30        244.21      242.10     245.26     231.51        261.94      323.17      294.52

You would pay the following expenses on the same investment assuming no surrender or selection of an annuity payout plan at the end of each time period:

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

1 year           $ 18.93        $ 21.90       $ 18.83     $ 18.62    $ 18.93    $ 17.60       $ 20.57     $ 26.82     $ 23.85

3 years            58.58          67.58         58.27       57.64      58.58      54.53         63.55       82.35       73.44

5 years           100.73         115.85        100.20       99.15     100.73      93.89        109.09      140.48      125.66

10 years          218.10         248.92        217.02      214.86     218.10     204.00        235.21      298.02      268.63

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

* In this example, the $30 annual administrative charge is approximated as a .157% charge based on our average certificate size.

Condensed financial information
(unaudited)

The following tables give per-unit information about the financial history of each variable account.

                                                                 Years ended Dec. 31,
                                       1996     1995     1994     1993     1992     1991     1990     1989     1988      1987
-----------------------------------------------------------------------------------------------------------------------------
Account 4 (investing in shares
of Capital Resource Fund)
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of year ............         $4.35    $3.43    $3.43    $3.35    $3.25    $2.24    $2.25    $1.78    $1.61    $1.44
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at end
of year ......................         $4.64    $4.35    $3.43    $3.43    $3.35    $3.25    $2.24    $2.25    $1.78    $1.61
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of year
(000 omitted) ................        47,283   44,849   38,283   30,089   21,677   13,591   10,058    8,345    7,347    7,342
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets ...........         1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------

Account 101 (investing in shares
of International Equity Fund)
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of period ..........         $1.38    $1.25    $1.29    $0.98    $1.00       -        -        -        -         -
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at end
of period ....................         $1.50    $1.38    $1.25    $1.29    $0.98      -        -        -        -         -
-----------------------------------------------------------------------------------------------------------------------------



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PAGE 9
Number of accumulation units12
outstanding at end of period
(000 omitted) ................        77,830   63,576   51,480   21,650    3,421      -        -        -        -         -
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets ...........         1.00%    1.00%    1.00%    1.00%    1.00%      -        -        -        -         -

-----------------------------------------------------------------------------------------------------------------------------
Account 112 (investing in shares
of Aggressive Growth Fund)
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of period ..........         $1.47    $1.12    $1.21    $1.08     $1.00      -        -        -        -         -
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at end
of period ....................         $1.69    $1.47    $1.12    $1.21     $1.08      -        -        -        -         -
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000 omitted) ................        77,673   62,233   45,347   19,430     5,961      -        -        -        -         -
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets ...........         1.00%    1.00%    1.00%    1.00%     1.00%      -        -        -        -         -
-----------------------------------------------------------------------------------------------------------------------------

Account 5 (investing in shares of
Special Income Fund)
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of year ............         $3.53    $2.91    $3.06    $2.67    $2.46    $2.12    $2.05    $1.90    $1.74    $1.74
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at end
of year ......................         $3.73    $3.53    $2.91    $3.06    $2.67    $2.46    $2.12    $2.05    $1.90    $1.74
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of year
(000 omitted) ................        24,424   23,903   21,936   23,259   16,710   12,228   10,315    9,301    7,891    8,093
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets ...........         1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------

Account 6 (investing in shares
of Moneyshare Fund)
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of year ............         $1.99    $1.91    $1.86    $1.83    $1.80    $1.71    $1.61    $1.49    $1.40    $1.33
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at end
of year ......................         $2.07    $1.99    $1.91    $1.86    $1.83    $1.80    $1.71    $1.61    $1.49    $1.40
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of year
(000 omitted) ................         5,927    5,445    3,794    4,113    5,378    7,253    6,487    5,493    2,836    2,125
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets ...........         1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------
Simple yield3 ................           3.78%    4.00%    4.23%    1.90%    1.77%    3.24%    6.20%    6.80%    7.30%    5.73%
-----------------------------------------------------------------------------------------------------------------------------
Compound yield3 ..............           3.85%    4.08%    4.32%    1.92%    1.79%    3.29%    6.39%    7.03%    7.57%    5.90%
-----------------------------------------------------------------------------------------------------------------------------

Account 94 (Investing in shares
of Managed Fund)
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of year ............         $2.57    $2.09    $2.21    $1.98    $1.86    $1.45    $1.42    $1.14    $1.06    $1.01
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at end
of year ......................         $2.96    $2.57    $2.09    $2.21    $1.98    $1.86    $1.45    $1.42    $1.14    $1.06
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of year
(000 omitted) ................        75,219   72,999   66,800   50,761   31,828   20,105   15,292   12,248   11,920   12,219
-----------------------------------------------------------------------------------------------------------------------------



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PAGE 10
Ratio of operating expense to
average net assets ...........         1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------

Account 125 (Investing in shares
of Global Yield Fund)
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of year ............         $1.00       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at end
of year ......................         $1.07       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of year
(000 omitted) ................         2,311       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets ...........         1.00%       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------

Account 135 (Investing in shares
of Income Advantage Fund)
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of year ............         $1.00       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at end
of year ......................         $1.05       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of year
(000 omitted) ................         4,671       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets ...........         1.00%       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------

Account 145 (Investing in shares
of Growth Dimensions Fund)
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of year ............         $1.00       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at end
of year ......................         $1.11       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of year
(000 omitted) ................        27,817       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets ...........         1.00%       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------

1 Account 10 commenced operations on Jan. 13, 1992.
2 Account 11 commenced operations on Jan. 13, 1992.
3 Net of annual contract administrative fee and mortality and expense risk fee. 4 Account 9 commenced operations on April 30, 1986.
5 Account 12, 13 and 14 commenced operations on April 30, 1996.

Financial statements

The SAI dated May 1, 1997, contains:

o complete audited financial statements of the variable accounts including:
      - statements of net assets as of Dec. 31, 1996;
      - statements of operations for the year ended Dec. 31, 1996, except for IDS Life of New York Accounts 12, 13, and 14 which are for the period April 30, 1996 (commencement of operations) to Dec. 31, 1996;
      and

PAGE 11
      - statements of changes in net assets for the years ended Dec. 31, 1996 and Dec. 31, 1995, except for IDS Life of New York
      Accounts 12, 13, and 14 which are for the period April 30, 1996 (commencement of operations) to Dec. 31, 1996.

o complete audited financial statements for IDS Life of New York including:
      - balance sheets as of Dec. 31, 1996 and Dec. 31, 1995; and
      - related statements of income and cash flows for each of the three years in the period ended Dec. 31, 1996.

Performance information

Performance information for the variable accounts may appear from time to time in advertisements or sales literature. In all cases, such information reflects the performance of a hypothetical investment in a particular account during a particular time period.
Calculations are performed as follows:

Simple yield - Account 6 (investing in IDS Life Moneyshare Fund): Income over a given seven-day period (not counting any change in the capital value of the investment) is annualized (multiplied by 52) by assuming that the same income is received for 52 weeks. This annual income is then stated as an annual percentage return on the investment.

Compound yield - Account 6: Calculated like simple yield, except that, when annualized, the income is assumed to be reinvested. Compounding of reinvested returns increases the yield as compared to a simple yield.

Yield - For accounts investing in income funds: Net investment income (income less expenses) per accumulation unit during a given 30-day period is divided by the value of the unit on the last day of the period. The result is converted to an annual percentage.

Average annual total return: Expressed as an average annual compounded rate of return of a hypothetical investment over a period of one, five and 10 years (or up to the life of the account if it is less than 10 years old). This figure reflects deduction of all applicable charges, including the administrative charge, mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional average annual total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender).

Aggregate total return: Represents the cumulative change in the value of an investment over a specified period of time (reflecting change in an account's accumulation unit value). The calculation assumes reinvestment of investment earnings and reflects the deduction of all applicable charges, including the administrative charge, mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional aggregate total return quotations may be made that do not

PAGE 12
reflect a surrender charge deduction (assuming no surrender). Aggregate total return may be shown by means of schedules, charts or graphs.

Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the fund in which the account invests and the market conditions during the given time period. Such information is not intended to indicate future performance. Because advertised yields and total return figures include all charges attributable to the certificates, which has the effect of decreasing advertised performance, account performance should not be compared to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine yield and total return for the accounts.)

If you would like additional information about actual performance, contact your financial advisor.

The variable accounts

Purchase payments can be allocated to any or all of the variable accounts that invest in shares of the following funds:

                                    IDS Life of
                                  New York Account   Established

IDS Life Aggressive Growth Fund        11            Oct. 8, 1991
IDS Life International Equity Fund     10            Oct. 8, 1991
IDS Life Capital Resource Fund          4            Nov. 12, 1981
IDS Life Managed Fund                   9            Feb. 12, 1986
IDS Life Special Income Fund            5            Nov. 12, 1981
IDS Life Moneyshare Fund                6            Nov. 12, 1981
IDS Life Growth Dimensions Fund        14            April 17, 1996
IDS Life Global Yield Fund             12            April 17, 1996
IDS Life Income Advantage Fund         13            April 17, 1996

Each variable account meets the definition of a separate account under federal securities laws. Income, capital gains and capital losses of each account are credited or charged to that account alone. No variable account will be charged with liabilities of any other account or of our general business. Each variable account's net assets are held in relation to the contracts described in this prospectus as well as other variable annuity contracts that we issue that are not described in this prospectus. All obligations arising under the contracts are general obligations of IDS Life of New York.

All variable accounts were established under New York law and are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC.

PAGE 13
The funds

IDS Life Aggressive Growth Fund
Objective: capital appreciation. Invests primarily in common stock of small- and medium-size companies. The fund also may invest in warrants or debt securities or in large well-established companies when the portfolio manager believes such investments offer the best opportunity for capital appreciation.

IDS Life International Equity Fund
Objective: capital appreciation. Invests primarily in common stock of foreign issuers and foreign securities convertible into common stock. The fund also may invest in certain international bonds if the portfolio manager believes they have a greater potential for capital appreciation than equities.

IDS Life Capital Resource Fund
Objective: capital appreciation. Invests primarily in U.S. common stocks and other securities convertible into common stock, diversified over many different companies in a variety of industries.

IDS Life Managed Fund
Objective: maximum total investment return. Invests primarily in U.S. common stocks, securities convertible into common stock, warrants, fixed income securities (primarily high-quality corporate bonds) and money-market instruments. The fund invests in many different companies in a variety of industries.

IDS Life Special Income Fund
Objective: to provide a high level of current income while conserving the value of the investment for the longest time period. Invests primarily in high-quality, lower-risk corporate bonds issued by many different companies in a variety of industries and in government bonds.

IDS Life Moneyshare Fund
Objective: maximum current income consistent with liquidity and conservation of capital. Invests in high-quality money market securities with remaining maturities of 13 months or less. The fund also will maintain a dollar-weighted average portfolio maturity not exceeding 90 days. The fund attempts to maintain a constant net asset value of $1 per share.

IDS Life Growth Dimensions Fund
Objective: long-term growth of capital. Invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth.

IDS Life Global Yield Fund
Objective: high total return through income and growth of capital. Invests primarily in a non-diversified portfolio of debt securities of U.S. and foreign issuers.

PAGE 14
IDS Life Income Advantage Fund
Objective: high current income, with capital growth as a secondary objective. Invests in long-term, high-yielding, high-risk debt securities below investment grade issued by U.S. and foreign corporations.

More comprehensive information regarding each fund is contained in the fund prospectus. You should read the fund prospectus and consider carefully, and on a continuing basis, which fund or combination of funds is best suited to your long-term investment needs. There is no assurance that the investment objectives of the funds will be attained nor is there any guarantee that the certificate value will equal or exceed the total purchase payments made. Some funds may involve more risk than others--please monitor your investments accordingly.

The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each mutual fund intends to comply with these requirements.

The U.S. Treasury and the IRS have indicated that they may provide additional guidance concerning how many variable accounts may be offered and how many exchanges among variable accounts may be allowed before the participant is considered to have investment control and thus is currently taxed on income earned within variable account assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the contract/certificate, as necessary, to ensure that the participant will not be subject to current taxation as the owner of the variable account assets.

We intend to comply with all federal tax laws to ensure that the contract/certificate continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract/certificate as necessary to comply with any new tax laws.

IDS Life is the investment manager and AEFC is the investment advisor for each of the funds. IDS International, Inc., a wholly-owned subsidiary of AEFC, is the sub-investment advisor for IDS Life International Equity Fund. The investment manager and advisors cannot guarantee that the funds will meet their investment objectives. Please read the Retirement Annuity Mutual Fund prospectus for complete information on investment risks, deductions, expenses and other facts you should know before investing. It is available by contacting IDS Life of New York at the address or telephone number on the front of this prospectus, or from your financial advisor.

The fixed account

Purchase payments may also be allocated to the fixed account. The cash value of the fixed account increases as interest is credited to the account. Purchase payments and transfers to the fixed account become part of the general account of IDS Life of New York,

PAGE 15
the company's main portfolio of investments. Interest is credited daily and compounded annually. We may change the interest rates from time to time.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests in it are generally subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus that relate to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Buying the contract and certificate

A financial advisor will help the owner prepare and submit an application. A financial advisor will also help each participant prepare and submit an enrollment form. These forms will be sent to our Albany office. Unless otherwise provided in the contract, the owner has all rights under the contract. Your interest under the contract, as evidenced by your certificate, is subject to the terms of the owner's contract and the plan. Please remember that investment performance, expenses and deduction of certain charges affect accumulation unit value.

When you enroll in the certificate, you can select:

o  the account(s) in which you want to invest;
o the date you want to start receiving annuity payouts (the retirement date); and
o  a beneficiary.

The owner selects the frequency with which it will make purchase payments.

If the application and enrollment forms are complete, we will process them within two business days after we receive them at our Albany office. If the application is accepted, we will send the owner a contract. If your enrollment form is accepted, we will send you a certificate. If we cannot accept an application or enrollment form within five business days, we will decline it and return any payment. We will credit additional purchase payments to the account(s) at the next close of business after we receive and accept your payments at our Albany office.

The retirement date
Upon processing your application, we will establish the retirement date to the maximum age or date as specified below. You can also select a date within the maximum limits. This date can be aligned with actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You can also change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

PAGE 16
To avoid IRS penalty taxes, the retirement date generally must be:

o  on or after the date you reach age 59 1/2; and
o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires; except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2.

If you are taking the minimum 403(b) plan distributions as required by the Code from another tax-qualified investment, or in the form of partial surrenders under the certificate, retirement payments can start as late as your 85th birthday or the 10th contract anniversary.

Beneficiary
If death benefits become payable before the retirement date, your named beneficiary will receive all or part of the certificate value. If there is no named beneficiary, then your estate will be the beneficiary. (See "Benefits in case of death" for more about beneficiaries.)

Minimum purchase payments

$25 monthly

Installments must total at least $300 per year.*

*If no purchase payments have been made on a participant's behalf for 36 months and previous payments total $600 or less, we have the right to pay the participant the total value of the certificate in a lump sum.

Minimum lump sum purchase payment

Initial payment:    $1,000

Minimum additional purchase payment(s):    $50

Maximum first-year payment(s):

This maximum is based on the participant's age on the effective date of the certificate.

Up to age 75             $1 million
76 to 85                 $500,000
86 to 90                 $50,000

Maximum payment for each subsequent year:    $50,000**

**These limits apply in total to all IDS Life of New York annuities you own. We reserve the right to increase maximum limits or reduce age limits. The plan's limits on annual contribution also apply.

PAGE 17
How to make purchase payments

By scheduled payment plan: A financial advisor can help the owner set up an automatic salary reduction arrangement.

Certificate charges

Administrative charge
This fee is for establishing and maintaining records for each certificate under the contract. We deduct $30 from the certificate value at the end of each certificate year.

If a participant surrenders a certificate, the annual charge will be deducted at the time of surrender. The annual charge cannot be increased and does not apply after annuity payouts begin.

Mortality and expense risk fee
This fee is to cover the mortality risk and expense risk and is applied daily to the variable accounts and reflected in the unit values of the accounts. The variable accounts pay this fee at the time that dividends are distributed from the funds in which they invest. Annually, the fee totals 1% of the variable accounts' average daily net assets. Approximately two-thirds of this amount is for our assumption of mortality risk and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract and certificates, no matter how long a specific annuitant lives and no matter how long the entire group of IDS Life of New York annuitants live. If, as a group, IDS Life of New York annuitants outlive the life expectancy we have assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, IDS Life of New York annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because the administrative charge cannot be increased and may not cover our expenses. Any deficit would have to be made up from our general assets.

We may use any profits realized from the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

Surrender charge
If part or all of a certificate is surrendered within the first 11 certificate years, the following surrender charge applies:

PAGE 18
                                           Surrender Charge as
                                               Percent of
Certificate Year                           Amount Surrendered
-------------------------------------------------------------
       1                                           8%
       2                                           8
       3                                           8
       4                                           8
       5                                           7
       6                                           6
       7                                           5
       8                                           4
       9                                           3
       10                                          2
       11                                          1
12 and later                                       0
----------------------------------------------------

The surrender charge is further limited so that it will never exceed 8.5% of aggregate purchase payments made to the certificate. IDS Life of New York reserves the right to reduce or eliminate the surrender charge.

Example of surrender charge:

Owner requests...$1,000 partial surrender = $1,052.63

Total amount surrendered................... $1,052.63
                                            x    0.05
Total surrender charge..................... $   52.63

No surrender charge: There is no surrender charge on amounts surrendered:

o  after the 11th certificate year;
o  due to a participant's retirement under the plan on or after age
   55;
o  due to the death of the participant; or
o  upon settlement of the certificate under an annuity payout plan.

Possible group reductions: In some cases lower sales and administrative expenses may be incurred due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the administrative and surrender charges. However, we expect this to occur infrequently.

Valuing your investment

Here is how your accounts are valued:

Fixed account: The amounts allocated to the fixed account are valued directly in dollars and equal the sum of your purchase payments, plus interest earned, less any amounts surrendered or transferred (including the administrative charge).

Variable accounts: Amounts allocated to the variable accounts are converted into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable accounts, a

PAGE 19
certain number of accumulation units are credited to your certificate for that account. Conversely, each time you take a partial surrender, transfer amounts out of a variable account or are assessed an administrative charge, a certain number of accumulation units are subtracted from your certificate.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the underlying fund. The dollar value of each accumulation unit can rise or fall daily depending on the performance of the underlying mutual fund and on certain fund expenses. Here is how unit values are calculated:

Number of units
To calculate the number of accumulation units for a particular account, we divide the investment, by the current accumulation unit value.

Accumulation unit value
The current accumulation unit value for each variable account equals the last value times the account's current net investment factor.

Net investment factor
o Determined each business day by adding the underlying mutual fund's current net asset value per share, plus per share amount of any current dividend or capital gain distribution; then
o  dividing that sum by the previous net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the accumulation unit value may increase or decrease. The owner bears this investment risk in a variable account.

Factors that affect variable account accumulation units Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o additional purchase payments allocated to the variable account(s);
o transfers  into or out of the variable  account(s);
o partial  surrenders;
o surrender charges; and/or
o administrative charges.

Accumulation unit values may fluctuate due to:

o changes in underlying mutual fund(s) net asset value;
o dividends  distributed to the  variable  account(s);
o capital  gains or losses of  underlying  mutual funds;
o mutual fund  operating  expenses;  and/or
o mortality and expense risk fees.

PAGE 20
Making the most of your certificate

Automated dollar-cost averaging
You can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative variable account to a more aggressive one or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market value(s) of the underlying mutual fund(s). Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower the average cost per unit. For specific features contact your financial advisor.

How dollar-cost averaging works

         Amount      Accumulation    Number of units
Month    invested    unit value      purchased

Jan      $100          $20           5.00
Feb       100           18           5.56
March     100           17           5.88
April     100           15           6.67
May       100           16           6.25
June      100           18           5.56
July      100           17           5.88
Aug       100           19           5.26
Sept      100           21           4.76
Oct       100           20           5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low...

(arrow in table pointing to September) and fewer units when the per unit market price is high.

You have paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any variable account will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Transferring money between accounts
You may transfer money from any one account, including the fixed account, to another before the annuity payouts begin. If we receive your request before the close of business, we will process

PAGE 21
it that day. Requests received after the close of business will be processed the next business day. There is no charge for transfers. Before making a transfer, you should consider the risks involved in switching investments.

We may suspend or modify transfer privileges at any time. Certain restrictions apply to transfers involving the fixed account. In addition, any restriction imposed by the plan will apply.

Transfer policies
o Subject to any restrictions imposed by the plan, you may transfer certificate values between the variable accounts, or from the variable account(s) to the fixed account at any time. However, if a transfer has been made from the fixed account to the variable account(s), you may not make a transfer (including automated transfers) from any variable account back to the fixed account until the next eligible transfer period as defined in the plan, if any, or otherwise until the next certificate anniversary.

o You may transfer certificate values from the fixed account to the variable account(s) once per certificate year, (except for automated transfers, which can be set up for transfer periods of your choosing subject to certain minimums).

o Once annuity payouts begin, no transfers may be made to or from the fixed account, but transfers may be made once per contract year among the variable accounts.

How to request a transfer or a surrender

1    By letter

Send  your  name,   account   number,   Social   Security   Number  or  Taxpayer
Identification Number and signed request for a transfer or surrender to:

Regular mail:
IDS Life Insurance Company of New York
Box 5144
Albany, NY 12205

Express mail:
IDS Life Insurance Company of New York
20 Madison Ave. Ext.
Albany, NY 12203

Minimum amount
Mail transfers:     $250 or entire account balance
Mail surrenders:    $250 or entire account balance

Maximum amount
Mail transfers:     None (up to certificate value)
Mail surrenders:    None (up to certificate value)

PAGE 22
2    By automated transfers

Your financial advisor can help you set up automated transfers among your accounts.

You can start or stop this service by written request or other method acceptable to IDS Life of New York. You must allow 30 days for IDS Life of New York to change any instructions that are currently in place.

o Automated transfers from the fixed to variable account(s) may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o Automated transfers are subject to all of the contract provisions and terms, including transfer of certificate values between accounts.

Minimum amount
Automated transfers:     $50

Maximum amount
Automated transfers:     None (except for automated transfers
                         from the fixed account)

Surrendering a certificate

Subject to certain restrictions imposed by the Code and any restrictions imposed by the plan, you may surrender all or part of your certificate at any time before annuity payouts begin by sending a written request to IDS Life of New York. For total surrenders, we will compute the value of the certificate at the close of business after we receive the request. We may ask you to return the certificate. You may have to pay surrender charges (see "Surrender charge") and IRS taxes and penalties (see "Taxes"). No surrenders may be made after annuity payouts begin.

Surrender policies
If you have a balance in more than one account and request a partial surrender, we will withdraw money from all of your accounts in the same proportion as your value in each account correlates to the total certificate value, unless requested otherwise.

Receiving payment when a participant requests a surrender

By regular or express mail:

o  Payable to participant;

o  Mailed to address of record.

Note: You will be charged a fee if you request express mail delivery.

PAGE 23
By wire:

o  Request that payment be wired to your bank;

o  Bank account must be in the same ownership as your contract; and

o Pre-authorization required. For instructions, contact your financial advisor.

Payment normally will be sent within seven days after receiving the request. However, we may postpone the payment if:
-the surrender amount includes a purchase payment check that has not cleared; -the NYSE is closed, except for normal holiday and weekend closings; -trading on the NYSE is restricted, according to SEC rules;
-an emergency,  as  defined  by  SEC  rules,  makes  it  impractical  to  sell securities or value the net assets of the accounts; or -the SEC permits us to delay payment for the protection of security holders.

TSA special surrender provisions
The Code imposes certain  restrictions on a participant's right to receive early
distributions   attributable  to  salary  reduction  contributions  from  a  Tax
Sheltered Annuity (TSA):

o Distributions attributable to salary reduction contributions made after Dec. 31, 1988, plus the earnings on them, or to transfers or rollovers of such amounts from other contracts, may be made from the TSA only if:

-the participant has attained age 59-1/2;
-the participant has become disabled as defined in the Code;
-the participant has separated from the service of the employer who purchased the contract; or
-the distribution is made to the participant's beneficiary because of death.

o If you should encounter a financial hardship (within the meaning of the Code), you may receive a distribution of all certificate values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it still may be subject to IRS taxes and penalties. (See "Taxes.")

o The above restrictions on the right to receive a distribution do not affect the availability of the amount transferred or rolled over to the certificate as of Dec. 31, 1988. The restrictions do not apply to transfers or exchanges of certificate values within the annuity, or to another registered variable annuity contract or investment vehicle available through the employer.

o If the contract/certificate has a loan provision, the right to receive a loan from your fixed account continues to exist and is described in detail in your contract/certificate and is subject to the contract/certificate plan.

PAGE 24
o For certain types of contributions under a TSA contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements.

Changing ownership

The contract and related certificates cannot be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than IDS Life of New York. Your vested rights under the certificate are nonforfeitable.

Benefits in case of death

If you die before annuity payouts begin, we will pay your beneficiary as follows:

If death occurs before your 75th birthday, the beneficiary receives the greater of:
o the  certificate  value; or
o purchase  payments made to the  certificate, minus any surrenders.

If death occurs on or after your 75th birthday, the beneficiary receives the certificate value.

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the certificate in force. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the certificate in force. If you die before the retirement date, your spouse may keep the certificate in force until the date on which you would have reached age 70 1/2 or any other date permitted by the Code.

Payments: We will pay the beneficiary in a single sum unless you have given us other written instructions, or the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death;
o payouts begin no later than one year after death, or other date as permitted by the code; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will determine the certificate's value at the next close of business after our death claim requirements are fulfilled. Interest, if any, will be paid from the date of death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. (See "Taxes.")

The annuity payout period

As the participant, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below or we

PAGE 25
will mutually agree on other payout arrangements. The amount available for payouts under the plan you select is the certificate value on the retirement date. No surrender charges are deducted under the payout plans listed below.

The contract and related certificates allow you to determine whether payouts are to be made on a fixed or variable basis, or a combination of fixed and variable. Amounts of fixed and variable payouts depend on:

o  the annuity payout plan you select;
o  your age;
o  the annuity table in the contract and related certificates; and
o the amounts allocated to the account(s) at settlement on the retirement date.

In addition, for variable payouts only, amounts depend on:

o  the investment performance of the account(s) selected.

These payouts will vary from month to month because the performance of the underlying mutual funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Transfer policies."

Annuity payout plans
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before certificate values are to be used to purchase the payout plan.

o Plan A - Life annuity - no refund: Monthly payouts are made until the annuitant's death. Payouts end with the last payout before the annuitant's death; no further payouts will be made. This means that if the annuitant dies after only one monthly payout has been made, no more payouts will be made.

o Plan B - Life annuity with five, 10 or 15 years certain: Monthly payouts are made for a guaranteed payout period of five, 10 or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period has expired. The guaranteed payout period is calculated from the retirement date. If the annuitant outlives the elected guaranteed payout period, payouts will continue until the annuitant's death.

o Plan C - Life annuity - installment refund: Monthly payouts are made until the annuitant's death, with our guarantee that payouts will continue for some period of time. Payouts will be made for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D - Joint and last survivor life annuity - no refund:
Monthly payouts are made while both the annuitant and a joint annuitant are living. If either annuitant dies, monthly payouts

PAGE 26
continue at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E - Payouts for a specified period: Monthly payouts are made for a specific payout period of 10 to 30 years that you elect. Payouts will be made only for the number of years specified whether the annuitant is living or not. Depending on the time period selected, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

Restrictions on payout options: Because the certificate was purchased under the plan, you must select a payout plan that provides for payouts:

o  over the life of the annuitant;
o over the joint lives of the annuitant and a designated beneficiary;
o for a period not exceeding the life expectancy of the annuitant; or
o for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before your retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed, unless this option is contrary to applicable provisions of the plan or the Code.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the certificate value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the certificate value to the participant in a lump sum.

Death after annuity payouts begin
If the annuitant dies after annuity payouts begin, any amount payable to the beneficiary will be as provided in the annuity payout plan in effect.

Taxes

Generally, under current law, any increase in your certificate value is taxable when you receive a payout or surrender except to the extent that contributions were made with after-tax dollars. (See detailed discussion below.) Any portion of the annuity payouts and any surrenders requested that represent ordinary income are normally taxable. You will receive a 1099 tax information form for any year in which a taxable distribution was made according to our records.

Annuity payouts: The entire payout generally will be includable as ordinary income and subject to tax. If you or your employer invested in the certificate with pre-tax dollars, such amounts are not considered to be part of your investment in the certificate and will be taxed when paid to you.

PAGE 27
Surrenders: Generally, if you surrender part or all of the certificate before annuity payouts begin, the surrender payment will be taxed. You also may have to pay a 10% IRS penalty for surrenders before reaching age 59 1/2. Other penalties may apply if you surrender the certificate before the plan specifies that you can receive payouts.

Death benefits to beneficiaries: The death benefit under an annuity is not tax exempt. Any amount received by the beneficiary that represents previously deferred earnings within the certificate, is taxable as ordinary income to the beneficiary in the year(s) he or she receives the payments.

Penalties: If you receive amounts from the certificate before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received by you or your beneficiary:

o  because of your death;
o  because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments after separation from service, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your designated beneficiary); or
o after you separate from service during or after the year you attain age 55.

Other penalties or exceptions may apply if you surrender your certificate before your plan specifies that payments can be made.

Mandatory withholding: If you receive directly all or part of the certificate value, mandatory 20% income tax withholding generally will be imposed at the time the payment is made. Any withholding that is done represents a prepayment of your tax due for the year and you would take credit for such amounts on the annual tax return you file. This mandatory withholding will not be imposed if: o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;
o the payment is one in a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more; or
o  the payment is a minimum distribution required under the Code.

Payments made to a surviving spouse instead of being directly rolled over to an IRA may also be subject to mandatory 20% income tax withholding.

Elective withholding: If the distribution is not subject to mandatory withholding as described above, you can elect not to have any withholding occur. To do this you must provide us with a valid Social Security Number or Taxpayer Identification Number.

If you do not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is

PAGE 28
computed using payroll tables. You can provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender), withholding is computed using 10% of the taxable portion.

The  state may also  impose  withholding  requirements  similar  to the  federal
withholding  described  above.   Therefore,   any  payment  from  which  federal
withholding is deducted may also have state withholding deducted.

The withholding requirements may differ if payment is being made to a non-U.S. citizen or if the payment is being delivered outside the United States.

Important: Our discussion of federal tax laws is based upon our understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of the contract and/or related certificates.

Tax qualification: The contract (and your certificate of participation thereunder) is intended to qualify as an annuity for Federal income tax purposes. To that end, the provisions of the contract and your certificate are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the contract and/or related certificates to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract and/or certificates to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment.

Voting rights

As owner or participant with investments in the variable account(s) you may vote on important mutual fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in each variable account to the total number of votes allowed to the account.

After annuity payouts begin, the number of votes is equal to:

o the reserve held in each account for the contract or certificate, divided by

o the net asset value of one share of the applicable underlying mutual fund.

As we make annuity payouts, the reserve for the annuity decreases; therefore, the number of votes also will decrease.

PAGE 29
We calculate votes separately for each account not more than 60 days before a shareholders' meeting. Notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled, will be sent.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we have received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we have received instructions.

Substitution

Shares of any of the underlying funds may not always be available for purchase by the variable accounts, or we may decide that further investment in any such fund's shares is no longer appropriate in view of the purposes of the variable account. In either event, shares of another registered open-end management investment company may be substituted both for fund shares already purchased by the variable account and for purchases to be made in the future. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the contract and certificates to reflect the substitution.

We reserve the right to split or combine the value of accumulation units. In effecting such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits under the certificates or on any other provisions of the contract and related certificates.

Distribution of the certificates

American Express Financial Advisors Inc., a registered broker/dealer and an affiliate of IDS Life of New York is the sole distributor of the certificates. IDS Life of New York pays total commissions of up to 7.0% of the total purchase payments received on the certificates. A portion of this total commission is paid to district managers and field vice presidents of the selling representative.

About IDS Life of New York

The Employee Benefit Annuity is issued by IDS Life of New York, a wholly-owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC. American Express Financial Corporation is a wholly-owned subsidiary of the American Express Company. American Express Company is a financial services company principally engaged through subsidiaries (in addition to AEFC) in travel related services, investment services and international banking services.

IDS Life of New York is a stock life insurance company organized in 1972 under the laws of the State of New York and located at 20 Madison Ave. Ext., Albany, NY. IDS Life of New York is licensed in New York and North Dakota and conducts a conventional life insurance business in the state of New York.

PAGE 30
American Express Financial Advisors Inc. offers mutual funds, investment certificates and a broad range of financial management services. IDS Life of New York offers insurance and annuities.

American Express Financial Advisors Inc. serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,800 financial advisors. Other subsidiaries provide investment management and related services for pension, profit-sharing, employee savings and endowment funds of businesses and institutions.

Regular and special reports

Services
To help you track and evaluate the performance of your annuity, we provide:

Quarterly statements showing the value of your investment.

Annual reports containing required information on the annuity and its underlying investments.

A personalized annuity progress report detailing the cumulative return since the certificate was purchased and the average annual rate of return on the investments. This report, which is unique in the industry, is available upon request from your financial advisor.

Table of contents of the Statement of Additional Information

Performance information............................ 3
Calculating annuity payouts........................ 6
Rating agencies.................................... 7
Principal underwriter.............................. 7
Independent auditors............................... 8
Prospectus......................................... 8
Financial statements - IDS Life of New York Accounts 4, 5, 6, 9, 10, 11, 12, 13 and 14 IDS Life Insurance Company of New York

-------------------------------------------------------------------
Please check the appropriate box to receive a copy of the Statement of Additional Information for:

_____ IDS Life of New York Employee Benefit Annuity

_____ IDS Life Retirement Annuity Mutual Funds

Please return this request to:

IDS Life of New York Annuity Service
IDS Life Insurance Company of New York
P.O. Box 5144
Albany, NY 12205

PAGE 31
Your name _______________________________________________________

Address _________________________________________________________

City ______________________  State ______________ Zip ___________

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for

                            EMPLOYEE BENEFIT ANNUITY



          IDS LIFE OF NEW YORK ACCOUNTS 4, 5, 6, 9, 10, 11, 12, 13 and
                                       14

                                   May 1, 1997


IDS Life of New York Accounts 4, 5, 6, 9, 10, 11, 12, 13 and 14 are separate accounts established and maintained by IDS Life Insurance Company of New York (IDS Life of New York).

This Statement of Additional Information, dated May 1, 1997, is not a prospectus. It should be read together with the accounts' prospectus, dated May 1, 1997, which may be obtained from your financial advisor, or by writing or calling IDS Life of New York Annuity Service at the address or telephone number below.



IDS Life of New York Annuity Service
20 Madison Avenue Extension
Albany, NY 12203
(518) 869-8613

PAGE 33
                                         TABLE OF CONTENTS

Performance Information.......................................p. 3

Calculating Annuity Payouts...................................p. 6

Rating Agencies...............................................p. 7

Principal Underwriter.........................................p. 7

Independent Auditors..........................................p. 8

Prospectus....................................................p. 8

Financial Statements
     - IDS Life of New York Accounts 4, 5, 6, 9, 10, 11, 12, 13 and 14
     - IDS Life Insurance Company of New York

PAGE 34
PERFORMANCE INFORMATION

Calculation of yield for Account 6

IDS Life of New York Account 6, which invests in IDS Life Moneyshare Fund, calculates an annualized simple yield and compound yield based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having the balance of one accumulation unit at the beginning of the seven-day period. (The net change does not include capital change, but does include a pro rata share of the annual certificate charges, including the annual administrative charge and the mortality and expense risk fee.) The net change in the account value is divided by the value of the account at the beginning of the period to obtain the return for the period. That return is then multiplied by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The variable account's (account) yield does not include any realized or unrealized gains or losses, nor does it include the effect of any applicable surrender charge.

The account calculates its compound yield according to the following formula:

Compound Yield = [(return for seven-day period +1)365/7 ]  - 1

On Dec. 31, 1996, the account's annualized simple yield was 3.78% and its compound yield was 3.85%.

The rate of return, or yield, on the account's accumulation unit may fluctuate daily and does not provide a basis for determining future yields. Investors must consider, when comparing an investment in Account 6 with fixed annuities, that fixed annuities often provide an agreed-to or guaranteed fixed yield for a stated period of time, whereas the variable account's yield fluctuates. In comparing the yield of Account 6 to a money market fund, you should consider the different services that the annuity provides.

Calculation of yield for accounts investing in income funds

Quotations of yield will be based on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and will be computed by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                         YIELD = 2[(a-b + 1) 6 - 1]
                                     cd

PAGE 35
where:    a = dividends and investment income earned during the
              period.
          b = expenses accrued for the period (net of
              reimbursements).
          c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per accumulation unit on the last day of the period.

Yield on the account is earned from the increase in the net asset value of shares of the fund in which the account invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

On Dec. 31, 1996, the annualized yield for Account 5 was 7.68% for Account 12 2.79% and for Account 13 9.32%.

Calculation of average annual total return

Quotations of average annual total return for an account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the annuity contract over a period of one, five and ten years (or, if less, up to the life of the Account), calculated according to the following formula:

                         P(1+T)n = ERV

where:       P = a hypothetical initial payment of $1,000.
             T = average annual total return.
             n = number of years.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

Account average annual total return figures reflect the deduction of the administrative charge and mortality and expense risk fee. Performance figures will be shown with the deduction of the applicable surrender charge; in addition, performance figures may be shown without the deduction of a surrender charge. The Securities and Exchange Commission requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and ten year periods (or, if less, up to the life of the account) for which performance is required to be calculated.

The following performance figures are calculated on the basis of historical performance of the funds.

                   Average Annual Total Return For Period Ended:  Dec. 31, 1996

PAGE 36
Average Annual Total Return with Surrender

                                                                                     Since
Account investing in:                     1 Year        5 Year       10 Year       Inception
--------------------

IDS Life
  Aggressive Growth Fund (1/92)*           7.96%           --%           --%         10.09%
  Capital Resource Fund (10/81)           -0.21          6.21         12.27             --
  International Equity Fund (1/92)         1.38            --            --           7.33
  Managed Fund (4/86)                      8.72          8.67         11.28             --
  Moneyshare Fund (10/81)                 -3.09          1.61          4.44             --
  Special Income Fund (10/81)             -1.20          7.45          7.76             --
  Growth Dimensions Fund (4/96)              --            --            --           3.83
  Global Yield Fund (4/96)                   --            --            --           0.14
  Income Advantage Fund (4/96)               --            --            --          -2.05

Average Annual Total Return without Surrender

                                                                                     Since
Account Investing in:                     1 Year        5 Year       10 Year       Inception
--------------------

IDS Life
  Aggressive Growth Fund (1/92)           14.96%           --%           --%         11.03%
  Capital Resource Fund (10/81)            6.79          7.29         12.27             --
  International Equity Fund (1/92)         8.38            --            --           8.37
  Managed Fund (4/86)                     15.72          9.66         11.28             --
  Moneyshare Fund (10/81)                  3.91          2.89          4.44             --
  Special Income Fund (10/81)              5.80          8.48          7.76             --
  Growth Dimensions Fund (4/96)              --            --            --          10.83
  Global Yield Fund (4/96)                   --            --            --           7.14
  Income Advantage Fund (4/96)               --            --            --           4.95

  * inception dates of the funds are shown in parentheses

Aggregate total return

Aggregate total return represents the cumulative change in the value of an investment over a specified period of time (reflecting change in an account's accumulation unit value) and is computed by the following formula:

                               ERV - P
                                  P

where:       P = a hypothetical initial payment of $1,000.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

Performance of the accounts may be quoted or compared to rankings, yields, or returns as published or prepared by independent rating or statistical services or publishers or publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

PAGE 37
CALCULATING ANNUITY PAYOUTS

The Variable Account

The following calculations are done separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout:  To compute your first monthly payment, we:
o determine the dollar value of your certificate as of the valuation date seven days before the retirement date.

o apply the result to the annuity table contained in the certificate or another table at least as favorable. The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: The value of your account is then converted to annuity units. To compute the number credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date on (or next day preceding) the seventh calendar day before the retirement date. The number of units in your account is fixed. The value of the units fluctuate with the performance of the underlying mutual fund.

Subsequent Payouts:  To compute later payouts, we multiply:
o the annuity unit value on the valuation date on or immediately ceding the seventh calendar day before the payout is due; by
o  the fixed number of annuity units credited to you.

Annuity Table: The table shows the amount of the first monthly payment for each $1,000 of certificate value according to the age of the annuitant. (Where required by law, we will use a unisex table of settlement rates.) The table assumes that the certificate value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts.

Annuity Unit Values: This value was originally set at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:
o the net investment  factor;  and
o the neutralizing factor. The purpose of the neutralizing factor is to offset the effect of the assumed investment rate built into the annuity table. With an assumed investment rate of 3.5%, the neutralizing factor is 0.999906 for a one day valuation period.

Net Investment Factor:
o Determined each business day by adding the underlying mutual fund's current net asset value per share plus per share amount of any current dividend or capital gain distribution; then
o dividing that sum by the previous net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

PAGE 38
Because the net asset value of the underlying mutual fund may fluctuate, the net investment factor may be greater or less than one, and the accumulation unit value may increase or decrease. You bear this investment risk in a variable account.

The Fixed Account

Your fixed annuity payout amounts are guaranteed. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement date or the date you have selected to begin receiving your annuity payouts; then
o using an annuity table we apply the value according to the annuity payout plan you select; and
o the annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The table will be equal to or greater than the table in your certificate.

RATING AGENCIES

The following chart reflects the ratings given to IDS Life of New York by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the variable accounts of the annuity. This information relates only to the fixed account and reflects IDS Life of New York's ability to make annuity payouts and to pay death benefits and other distributions from the annuity.

Rating agency            Rating

A.M. Best                  A+
                       (Superior)

Duff & Phelps             AAA

Moody's                   Aa2

PRINCIPAL UNDERWRITER

The principal underwriter for the accounts is American Express Financial Advisors Inc. which offers the variable annuities on a continuous basis.

Surrender charges received by IDS Life of New York for 1996, 1995 and 1994, aggregated $551,374, $464,724, and $269,275, respectively. Commissions paid by IDS Life of New York for 1996, 1995 and 1994, aggregated $1,036,511, $681,615, and $1,130,352, respectively. The surrender charges were applied toward payment of commissions.

PAGE 39
INDEPENDENT AUDITORS

The financial statements of IDS Life of New York Accounts 4, 5, 6, 9, 10, 11, 12, 13 and 14, including the statements of net assets as of December 31, 1996, and the related statements of operations for the year then ended, except for IDS Life of New York Accounts 12, 13 and 14 which are for the period April 30, 1996 (commencement of operations) to December 31, 1996 and the related statements of changes in net assets for each of the two years in the period then ended, except for IDS Life of New York Accounts 12, 13 and 14 which are for the period April 30, 1996 (commencement of operations) to December 31, 1996 and the financial statements of IDS Life Insurance Company of New York as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, appearing in this SAI, have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein.

PROSPECTUS

The prospectus dated May 1, 1997, is hereby incorporated in this Statement of Additional Information by reference.

IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13 and 14


Annual Financial Information

Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company of New York

We have audited the accompanying individual and combined statements of net assets of IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13 and 14 as of December 31, 1996, and the related statements of operations for the year then ended, except for Accounts 12, 13 and 14 which are for the period April 30, 1996 (commencement of operations) to December 31, 1996, and the statements of changes in net assets for each of the two years in the period then ended, except for Accounts 12, 13 and 14 which are for the period April 30, 1996 (commencement of operations) to December 31, 1996. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 with the affiliated mutual fund manager. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13 and 14 at December 31, 1996, and the individual and combined results of their operations and changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP
Minneapolis, Minnesota
March 21, 1997

IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13, and 14
-------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets                                                                                  Dec. 31, 1996

                                                                          Segregated Asset Account
                                                -------------------------------------------------------------------------
Assets                                                4             10              11              5             6

-------------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
at market value:
IDS Life Capital Resource Fund -
9,296,157 shares at net asset value
of  $23.68 per share  (cost $221,823,927) ...   $220,112,291   $         --     $       --     $       --     $       --
IDS Life International Equity Fund -
8,460,137 shares at net asset value
of  $13.77 per share  (cost $104,618,790) ...             --    116,517,540             --             --             --
IDS Life Aggressive Growth Fund -
8,375,263 shares at net asset value
of  $15.66 per share  (cost $108,479,787) ...             --             --    131,159,892             --             --
IDS Life Special Income Fund -
7,690,600 shares at net asset value
of  $11.90 per share  (cost $87,503,384) ....             --             --             --     91,492,614             --
IDS Life Moneyshare Fund, Inc. -
12,366,654 shares at net asset value
of  $1.00 per share  (cost $12,364,374) .....             --             --             --             --     12,366,659
IDS Life Manged Fund, Inc. -
13,381,220 shares at net asset value
of  $16.77 per share  (cost $185,133,073) ...             --             --             --             --             --
IDS Life Global Yield Fund -
236,119 shares at net asset value
of  $10.49 per share  (cost $2,399,519) .....             --             --             --             --             --
IDS Life Income Advantage Fund -
488,904 shares at net asset value
of  $10.04 per share  (cost $4,830,882) .....             --             --             --             --             --
IDS Life Growth Dimensions Fund -
2,783,508 shares at net asset value
of  $11.11 per share  (cost $29,561,245) ....             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------
                                                 220,112,291    116,517,540    131,159,892     91,492,614     12,366,659
------------------------------------------------------------------------------------------------------------------------
Dividends receivable ........................             --             --             --        575,496         49,582
Accounts receivable from IDS Life of New York
for contract purchase payments ..............         51,509         33,654         25,757          6,414        452,379
Receivable from mutual funds for
share redemptions ...........................        282,812         84,551         83,943         44,198             --
------------------------------------------------------------------------------------------------------------------------
Total assets ................................    220,446,612    116,635,745    131,269,592     92,118,722     12,868,620
------------------------------------------------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life of New York for:
Mortality and expense risk fee ..............        193,324        101,548        113,945         80,388         10,329
Contract terminations .......................        282,812         84,551         83,943         44,198             --
Payable to mutual funds for investments
   purchased ................................         51,509         33,655         25,756        501,522        492,633
------------------------------------------------------------------------------------------------------------------------
Total liabilities ...........................        527,645        219,754        223,644        626,108        502,962
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
   accumulation period ......................    219,568,659    116,414,351    130,982,792     91,167,981     12,263,241
Net assets applicable to contracts in
   payment period ...........................        350,308          1,640         63,156        324,633        102,417
------------------------------------------------------------------------------------------------------------------------
Total net assets ............................   $219,918,967   $116,415,991   $131,045,948   $ 91,492,614   $ 12,365,658
------------------------------------------------------------------------------------------------------------------------
Accumulation units outstanding ..............     47,282,795     77,830,409     77,672,683     24,424,365      5,926,901
------------------------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit ......           $4.64          $1.50          $1.69          $3.73          $2.07
------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13, and 14
------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets (continued)                                                                       Dec. 31, 1996

                                                                 Segregated Asset Account                       Combined
                                               ----------------------------------------------------------       Variable
                                                     9              12             13            14              Account
------------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
at market value:
IDS Life Capital Resource Fund -
9,296,157 shares at net asset value
of  $23.68 per share  (cost $221,823,927) ...   $         --     $       --     $       --     $       --   $220,112,291
IDS Life International Equity Fund -
8,460,137 shares at net asset value
of  $13.77 per share  (cost $104,618,790) ...             --             --             --             --    116,517,540
IDS Life Aggressive Growth Fund -
8,375,263 shares at net asset value
of  $15.66 per share  (cost $108,479,787) ...             --             --             --             --    131,159,892
IDS Life Special Income Fund -
7,690,600 shares at net asset value
of  $11.90 per share  (cost $87,503,384) ....             --             --             --             --     91,492,614
IDS Life Moneyshare Fund, Inc. -
12,366,654 shares at net asset value
of  $1.00 per share  (cost $12,364,374) .....             --             --             --             --     12,366,659
IDS Life Manged Fund, Inc. -
13,381,220 shares at net asset value
of  $16.77 per share  (cost $185,133,073) ...    224,451,184             --             --             --    224,451,184
IDS Life Global Yield Fund -
236,119 shares at net asset value
of  $10.49 per share  (cost $2,399,519) .....             --      2,477,817             --             --      2,477,817
IDS Life Income Advantage Fund -
488,904 shares at net asset value
of  $10.04 per share  (cost $4,830,882) .....             --             --      4,906,891             --      4,906,891
IDS Life Growth Dimensions Fund -
2,783,508 shares at net asset value
of  $11.11 per share  (cost $29,561,245) ....             --             --             --     30,924,903     30,924,903
------------------------------------------------------------------------------------------------------------------------
                                                 224,451,184      2,477,817      4,906,891     30,924,903    834,409,791
------------------------------------------------------------------------------------------------------------------------
Dividends receivable ........................           --            5,376         35,654             --        666,108
Accounts receivable from IDS Life of New York
for contract purchase payments ..............         95,182          8,381         11,055         15,035        699,366
Receivable from mutual funds for
share redemptions ...........................            135             --             --         33,074        528,713
------------------------------------------------------------------------------------------------------------------------
Total assets ................................    224,546,501      2,491,574      4,953,600     30,973,012    836,303,978
------------------------------------------------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life of New York for:
Mortality and expense risk fee ..............        196,435          2,050          4,121         25,400        727,540
Contract terminations .......................            135             --             --         33,074        528,713
Payable to mutual funds for investments
   purchased ................................         95,182         11,707         42,586         15,036      1,269,586
------------------------------------------------------------------------------------------------------------------------
Total liabilities ...........................        291,752         13,757         46,707         73,510      2,525,839
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
   accumulation period ......................    222,678,072      2,474,841      4,906,893     30,822,712    831,279,542
Net assets applicable to contracts in
   payment period ...........................      1,576,677          2,976             --         76,790      2,498,597
------------------------------------------------------------------------------------------------------------------------
Total net assets ............................   $224,254,749   $  2,477,817   $  4,906,893   $ 30,899,502   $833,778,139
---------------------------------------------------------------------------------------------------------
Accumulation units outstanding ..............     75,218,566      2,311,440      4,671,075     27,817,069
---------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit ......           $2.96          $1.07          $1.05          $1.11
---------------------------------------------------------------------------------------------------------

IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13, and 14
----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                  Year ended Dec. 31, 1996

                                                                                     Segregated Asset Account
                                                            ----------------------------------------------------------------------
Investment Income                                                 4              10            11              5             6

----------------------------------------------------------------------------------------------------------------------------------
Dividend income from mutual funds ......................   $ 34,766,577    $ 4,041,729   $ 13,550,738   $  6,849,609    $  548,659
Mortality and expense risk fee .........................      2,198,649      1,061,164      1,169,568        893,306       112,057
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net .........................     32,567,928      2,980,565     12,381,170      5,956,303       436,602
----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments - net

----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of investments
in mutual funds:
Proceeds from sales ....................................     13,175,154        879,002      1,327,697      5,967,130     7,658,767
Cost of investments sold ...............................     11,982,866        795,929      1,028,550      5,767,665     7,657,565
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments .......................      1,192,288         83,073        299,147        199,465         1,202
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation of investments ............................    (19,655,157)     5,168,183      2,596,119       (968,877)         (169)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments .........................    (18,462,869)     5,251,256      2,895,266       (769,412)        1,033
----------------------------------------------------------------------------------------------------------------------------------
Net increase from operations ...........................   $ 14,105,059    $ 8,231,821   $ 15,276,436   $  5,186,891    $  437,635
----------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13, and 14
-------------------------------------------------------------------------------------------------------------------------------
Statements of Operations (continued)                                                                   Year ended Dec. 31, 1996
                                                                    Segregated Asset Account
                                                           -------------------------------------------------------     Combined
Investment Income                                               9              12*         13*            14*          Variable
                                                                                                                        Account
-------------------------------------------------------------------------------------------------------------------------------
Dividend income from mutual funds ......................   $19,241,896   $    32,460   $   133,975   $    65,957    $79,231,600
Mortality and expense risk fee .........................     2,096,584        11,631        15,866        81,681      7,640,506
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net .........................    17,145,312        20,829       118,109       (15,724)    71,591,094
-------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments - net
-------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of investments
in mutual funds:
Proceeds from sales ....................................     7,861,652       100,199        39,008        23,151     37,031,760
Cost of investments sold ...............................     6,472,998        98,943        38,701        22,402     33,865,619
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments .......................     1,388,654         1,256           307           749      3,166,141
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation of investments ............................    12,125,056        78,298        76,009     1,363,658        783,120
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments .........................    13,513,710        79,554        76,316     1,364,407      3,949,261
-------------------------------------------------------------------------------------------------------------------------------
Net increase from operations ...........................   $30,659,022   $   100,383   $   194,425   $ 1,348,683    $75,540,355
-------------------------------------------------------------------------------------------------------------------------------
*For the period April 30, 1996 (commencement of operations) to Dec. 31, 1996.
See accompanying notes to financial statements.


IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13, and 14
----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                            Segregated Asset Account
                                                 ---------------------------------------------------------------------------------
Operations                                             4                 10              11                5               6

----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ...............   $  32,567,928    $   2,980,565    $  12,381,170    $   5,956,303    $     436,602
Net realized gain on investments .............       1,192,288           83,073          299,147          199,465            1,202
Net change in unrealized appreciation or
depreciation of investments ..................     (19,655,157)       5,168,183        2,596,119         (968,877)            (169)
----------------------------------------------------------------------------------------------------------------------------------
Net increase from operations .................      14,105,059        8,231,821       15,276,436        5,186,891          437,635
----------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
----------------------------------------------------------------------------------------------------------------------------------
Variable annuity contract purchase payments ..      20,330,907       12,049,591       13,404,656       10,398,139        8,607,758
Net transfers**...............................       1,600,158       12,202,696       15,280,912       (2,184,401)      (6,469,416)
Loan repayments ..............................         202,501          103,529          109,247           54,947           63,917
Annuity payments .............................         (15,604)          (2,155)          (1,422)         (15,209)              --
Contract charges .............................        (202,297)         (93,716)        (100,503)         (71,767)          (7,431)
Contract terminations:
Surrender benefits ...........................     (10,133,424)      (3,283,391)      (3,668,917)      (5,387,735)        (986,101)
Death benefits ...............................      (1,010,404)        (445,933)        (490,164)        (969,384)        (148,200)
----------------------------------------------------------------------------------------------------------------------------------
Increase from contract transactions...........      10,771,837       20,530,621       24,533,809        1,824,590        1,060,527
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year ..............     195,042,071       87,653,549       91,235,703       84,481,133       10,867,496
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ....................   $ 219,918,967    $ 116,415,991    $ 131,045,948    $  91,492,614    $  12,365,658
----------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Activity
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year .......      44,849,219       63,576,047       62,233,323       23,903,081        5,445,411
Contract purchase payments ...................       4,567,169        8,408,019        8,509,131        2,970,770        4,416,368
Net transfers**...............................         404,594        8,480,752        9,621,711         (594,109)      (3,159,416)
Transfers for policy loans ...................          45,098           71,375           68,531           15,495           31,550
Contract charges .............................         (45,712)         (65,492)         (63,531)         (20,385)          (3,814)
Contract terminations:
Surrender benefits ...........................      (2,293,619)      (2,289,122)      (2,326,635)      (1,565,420)        (731,034)
Death benefits ...............................        (243,954)        (351,170)        (369,847)        (285,067)         (72,164)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year .............      47,282,795       77,830,409       77,672,683       24,424,365        5,926,901
----------------------------------------------------------------------------------------------------------------------------------
**Includes transfer activity from (to) other Accounts and transfers (from) to IDS Life of New York for conversion from (to)
 Fixed Account.
See accompanying notes to financial statements.


IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13, and 14
----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)                                                           Year ended Dec. 31, 1996

                                                                Segregated Asset Account
                                                 -----------------------------------------------------------------        Combined
Operations                                               9               12*            13*              14*              Variable
                                                                                                                           Account
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ...............   $  17,145,312    $      20,829   $      118,109    $     (15,724)   $  71,591,094
Net realized gain on investments .............       1,388,654            1,256              307              749        3,166,141
Net change in unrealized appreciation or
depreciation of investments ..................      12,125,056           78,298           76,009        1,363,658          783,120
----------------------------------------------------------------------------------------------------------------------------------
Net increase from operations .................      30,659,022          100,383          194,425        1,348,683       75,540,355
----------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
----------------------------------------------------------------------------------------------------------------------------------
Variable annuity contract purchase payments ..      14,199,518          729,261        1,221,447        4,412,059       85,353,336
Net transfers**...............................       3,533,766        1,658,796        3,530,908       25,471,387       54,624,806
Loan repayments ..............................         250,240              515              663           11,905          797,464
Annuity payments .............................         (53,767)              --               --           (1,152)         (89,309)
Contract charges .............................        (185,940)            (363)            (773)          (5,767)        (668,557)
Contract terminations:
Surrender benefits ...........................     (10,923,388)         (10,775)         (39,777)        (337,613)     (34,771,121)
Death benefits ...............................      (1,123,893)              --               --               --       (4,187,978)
----------------------------------------------------------------------------------------------------------------------------------
Increase from contract transactions...........       5,696,536        2,377,434        4,712,468       29,550,819      101,058,641
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year ..............     187,899,191               --               --               --      657,179,143
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ....................   $ 224,254,749    $   2,477,817    $   4,906,893    $  30,899,502    $ 833,778,139
----------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Activity
-----------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year .......      72,999,139             --               --               --
Contract purchase payments ...................       5,336,610          723,874        1,249,285        4,300,482
Net transfers**...............................       1,346,249        1,611,211        3,491,927       23,898,488
Transfers for policy loans ...................          92,249              483              638           10,893
Contract charges .............................         (69,479)            (348)            (762)          (5,376)
Contract terminations:
Surrender benefits ...........................      (4,029,397)         (23,780)         (70,013)        (387,418)
Death benefits ...............................        (456,805)            --               --               --
-----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year .............      75,218,566        2,311,440        4,671,075       27,817,069
-----------------------------------------------------------------------------------------------------------------
*For the period April 30, 1996 (commencement of operations) to Dec. 31, 1996.
**Includes transfer activity from (to) other Accounts and transfers (from) to IDS Life of New York for conversion from (to)
 Fixed Account.
See accompanying notes to financial statements.


IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13, and 14
-------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                    Year ended Dec. 31, 1995

                                                        Segregated Asset Account                                       Combined
                      ------------------------------------------------------------------------------------------       Variable
Operations                   4               10            11             5                6             9              Annuity
-------------------------------------------------------------------------------------------------------------------------------
Investment income
(loss) - net.......   $ 18,196,363     $   973,652   $  (193,808)   $ 5,073,198      $  377,541    $  2,853,713    $ 27,280,659
Net realized gain
(loss) on
investments........         87,786         (57,081)       87,529        (72,398)         (2,449)        146,673         190,060
Net change in
unrealized appreciation
or depreciation
of investments.....     19,556,680       6,954,573    18,746,495      8,858,427           2,447      30,533,716      84,652,338
-------------------------------------------------------------------------------------------------------------------------------
Net increase
from operations....     37,840,829       7,871,144    18,640,216     13,859,227         377,539      33,534,102     112,123,057
-------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
-------------------------------------------------------------------------------------------------------------------------------
Variable annuity contract
purchase payments..     17,774,286       9,647,212     9,970,694      8,824,370       5,766,036      13,779,392      65,761,990
Net transfers*.....     15,429,827       8,077,120    13,841,579      1,677,378      (1,624,726)      7,758,872      45,160,050
Loan repayments....        119,341          49,312        56,943         43,465           7,715         108,253         385,029
Annuity payments            (7,054)           (904)          (66)        (4,097)             --         (24,947)        (37,068)
Contract charges...       (175,972)        (79,384)      (74,786)       (68,007)         (6,429)       (172,302)       (576,880)
Contract terminations:
Surrender benefits.     (6,815,254)     (2,029,739)   (2,019,720)    (3,336,084)       (842,323)     (5,674,574)    (20,717,694)
Death benefits.....       (568,783)       (274,425)     (139,773)      (421,430)        (41,803)       (876,643)     (2,322,857)
-------------------------------------------------------------------------------------------------------------------------------
Increase from contract
transactions.......     25,756,391      15,389,192    21,634,871      6,715,595       3,258,470      14,898,051      87,652,570
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning
of year............    131,444,851      64,393,213    50,960,616     63,906,311       7,231,487     139,467,038     457,403,516
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end
of year............   $195,042,071     $87,653,549   $91,235,703    $84,481,133     $10,867,496    $187,899,191    $657,179,143
-------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Activity
---------------------------------------------------------------------------------------------------------------
Units outstanding at
beginning of year..     38,283,499      51,479,988    45,346,878     21,935,625       3,793,729      66,799,845
Contract purchase
payments...........      4,595,175       7,739,246     7,846,624      2,737,871       2,946,331       5,995,376
Net transfers*.....      3,917,622       6,358,941    10,791,998        486,490        (838,659)      3,316,169
Transfers for
policy loans.......         30,100          38,541        44,002         13,690           3,922          46,329
Contract charges...        (45,603)        (62,946)      (57,886)       (21,461)         (3,415)        (74,760)
Contract terminations:
Surrender benefits.     (1,784,376)     (1,746,253)   (1,636,852)    (1,108,257)       (435,104)     (2,679,553)
Death benefits.....       (147,198)       (231,470)     (101,441)      (140,877)        (21,393)       (404,267)
---------------------------------------------------------------------------------------------------------------
Units outstanding at
end of year.........    44,849,219      63,576,047    62,233,323     23,903,081       5,445,411      72,999,139
---------------------------------------------------------------------------------------------------------------
*Includes transfer activity from (to) other Accounts and transfers (from) to IDS
Life of New York for conversion from (to) Fixed Account.
See accompanying notes to financial statements.

IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13 and 14

Notes to Financial Statements
--------------------------------------------------------------------------------
1.  Organization

IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13 and 14 were established as segregated asset accounts of IDS Life Insurance Company of New York (IDS Life of New York) under New York law and are registered collectively as a single unit investment trust under the Investment Company Act of 1940. Accounts 4, 5 and 6 were established on Nov. 12, 1981. Account 9 was established on Feb. 12, 1986 and commenced operations on April 30, 1986. Accounts 10 and 11 were established on Oct. 8, 1991 and commenced operations on Jan. 13, 1992. Accounts 12, 13 and 14 were established on April 17, 1996 and commenced operations on April 30, 1996. IDS Life of New York Accounts 4, 10, 11, 5, 6, 9, 12, 13 and 14 are collectively referred to as "the Accounts."

The assets of each Account are held for the exclusive benefit of the Retirement Annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other Account or by IDS Life of New York. Contract owners allocate their variable purchase payments to one or more of the nine segregated asset accounts. Such funds are then invested in shares of nine mutual funds organized by IDS Life Insurance Company (IDS Life) as the investment vehicles for variable annuity contracts issued by IDS Life of New York and by IDS Life.

Each Fund is registered under the Investment Company Act of 1940 as a diversified, (non-diversified for Global Yield) open-end management investment company. IDS Life Capital Resource Fund, IDS Life Special Income Fund and IDS Life Moneyshare Fund, Inc. commenced operations on Oct. 13, 1981. IDS Life Managed Fund, Inc. commenced operations on April 30, 1986. IDS Life Aggressive Growth Fund and IDS Life International Equity Fund commenced operations on Jan. 13, 1992. IDS Life Global Yield Fund, IDS Life Income Advantage Fund and IDS Life Growth Dimensions Fund commenced operations on April 30, 1996. Funds allocated to IDS Life of New York Account 4 are invested in the shares of IDS Life Capital Resource Fund; IDS Life of New York Account 10 invests in the shares of IDS Life International Equity Fund; IDS Life of New York Account 11 invests in the shares of IDS Life Aggressive Growth Fund; IDS Life of New York Account 5 invests in the shares of IDS Life Special Income Fund; IDS Life of New York Account 6 invests in the shares of IDS Life Moneyshare Fund, Inc.; IDS Life of New York Account 9 invests in the shares of IDS Life Managed Fund, Inc.; IDS Life of New York Account 12 invests in the shares of IDS Life Global Yield Fund; IDS Life of New York Account 13 invests in the shares of IDS Life Income Advantage Fund and IDS Life of New York Account 14 invests in the shares of IDS Life Growth Dimension Fund.

IDS Life, parent company of IDS Life of New York, serves as manager, investment adviser and underwriter for the underlying nine mutual funds. American Express Financial Advisors Inc., an affiliated company, is the principal underwriter for the Accounts. IDS Life of New York serves as issuer for the Accounts.

--------------------------------------------------------------------------------
2.  Summary of Significant Accounting Policies

Investments in Mutual Funds
Investments in shares of the mutual funds are stated at market value, which is the net asset value per share as determined by the respective mutual funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the mutual funds are reinvested, net of any expenses payable to IDS Life of New York, in additional shares of the mutual funds and are recorded as income by the Accounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the Accounts' share of the mutual funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Federal Income Taxes
IDS Life of New York is taxed as a life insurance company. The Accounts are treated as part of IDS Life of New York for federal income tax purposes. Under existing tax law, no income taxes are payable with respect to any income of the Accounts.

--------------------------------------------------------------------------------
3. Mortality and Expense Risk Fee and Administrative Charges

IDS Life of New York makes contractual assurances to the Accounts that possible future adverse changes in contract expenses and mortality experience of the annuitants and beneficiaries will not affect the Accounts. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal, on an annual basis, to 1 percent of the average daily net assets of the Accounts.

An annual charge of $20 is deducted from the contract value of each Variable Retirement Annuity contract. An annual charge of $30 is deducted from the contract value of each Combination Retirement Annuity contract. An annual charge of $30 is deducted from the certificate value of each Employee Benefit Annuity Certificate. A quarterly charge of $6 is deducted from the contract value of each Flexible Annuity contract. The annual charges are deducted at contract year end and the quarterly charges are deducted at contract quarter end, during the accumulation period, for administrative services provided to the Accounts by IDS Life of New York.

A contingent deferred sales charge (surrender charge) will be imposed upon:

a) certain Variable Retirement Annuity contract surrenders during the first seven years,

b) Combination Retirement Annuity contract surrenders during the first eleven years,

c) Employee Benefit Annuity Certificate surrenders during the first eleven years, and

c) Flexible Annuity contract surrenders of amounts other than those representing earnings or those representing purchase payments more than six years old.

Charges by IDS Life of New York for surrenders are not available on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $551,374 in 1996 and $464,724 in 1995. Such charges are not an expense of the Accounts. They are deducted from contract surrender benefits paid by IDS Life of New York.

--------------------------------------------------------------------------------
4.  Investment Transactions

The Accounts' purchases of mutual fund shares (net of charges), including reinvestment of dividend distributions, were as follows:

                                                       Year Ended Dec. 31,
Account   Investment                                  1996            1995
-----------------------------------------------------------------------------
 4      IDS Life Capital Resource Fund........   $ 56,554,274    $ 45,150,464
10      IDS Life International Equity Fund....     24,422,664      19,597,217
11      IDS Life Aggressive Growth Fund.......     38,284,864      22,015,912
 5      IDS Life Special Income Fund..........     13,748,022      15,921,102
 6      IDS Life Moneyshare Fund, Inc.........      9,156,896       9,987,321
 9      IDS Life Managed Fund, Inc............     30,751,777      20,445,428
12      IDS Life Global Yield Fund............      2,498,462*             --
13      IDS Life Income Advantage Fund. ......      4,869,583*             --
14      IDS Life Growth Dimensions Fund.......     29,583,647*             --
-----------------------------------------------------------------------------
                                                 $209,870,189    $133,117,444
*For the period April 30, 1996 to Dec. 31, 1996.

--------------------------------------------------------------------------------
5. Annuity Contracts in Payment Period

Net assets and annuity units relating to contracts in the payment period as of Dec. 31, 1996 were as follows:

            Net assets applicable
                  to contracts in         Annuity units in
Account            payment period           payment period
----------------------------------------------------------
    4             $350,308                       880
   10                1,640                       196
   11               63,156                       167
    5              324,633                       885
    6              102,417                        --
    9            1,576,677                     3,834
   12                2,976                        --
   13                   --                        --
   14               76,790                       224
----------------------------------------------------
                $2,498,597

IDS Life of New York Financial Information

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS

                                                       Dec. 31,       Dec. 31,
ASSETS                                                   1996           1995
------                                                -----------      ------
                                                              (thousands)

Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1996, $604,635; 1995, $683,147)                       $ 585,812       $ 642,580
Available for sale, at fair value (Fair value:
1996, $590,608; 1995, $577,068)                         601,623         601,298
Mortgage loans on real estate                           160,017         158,730
          Policy loans                                   20,077          18,035
Other investments                                         1,374           1,915
                                                    -----------          ------

Total investments                                     1,368,903       1,422,558

Accrued investment income                                21,068          22,572
Deferred policy acquisition costs                       119,183         109,800
Other assets                                              3,950           2,108
Separate account assets                                 950,018         724,212
                                                       --------       ---------

Total assets                                         $2,463,122      $2,281,250
                                                       ========        ========

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                           BALANCE SHEETS (continued)


                                                       Dec. 31,       Dec. 31,
LIABILITIES AND STOCKHOLDER'S EQUITY                     1996           1995
------------------------------------                  ----------     ---------
                                                             (thousands)

Liabilities:
Future policy benefits:
Fixed annuities                                      $1,054,954     $1,109,167
Universal life-type insurance                           142,278        136,475
Traditional life, disability income
and long-term care insurance                             45,338         42,477

Policy claims and other policyholders' funds              3,155          3,644
Deferred income taxes                                     9,046         15,663
Amounts due to brokers                                    3,007         10,000
Other liabilities                                        25,463         21,029
Separate account liabilities                            950,018        724,212
                                                      ---------      ---------

Total liabilities                                     2,233,259      2,062,667

Stockholder's equity:
Capital stock, $10 par value per share;
200,000 shares authorized, issued and outstanding         2,000          2,000
Additional paid-in capital                               49,000         49,000
Net unrealized gain on investments                        6,943         15,341
Retained earnings                                       171,920        152,242
                                                      ---------    -----------

Total stockholder's equity                              229,863        218,583
                                                       --------    -----------

Total liabilities and stockholder's equity           $2,463,122     $2,281,250
                                                       ========       ========

Commitments and contingencies (Note 7)

See accompanying notes.

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME


                                                      Years ended Dec.31,
                                                 1996         1995         1994
                                               ---------     -------    -------
                                                           (thousands)
Revenues:
Traditional life, disability income
and long-term care insurance
premiums                                       $ 10,931    $  9,280     $ 7,846
Policyholder and contractholder charges          15,832      13,216      11,607
Mortality and expense risk fees                   8,574       6,213       4,562
Net investment income                           109,468     110,924     108,143
Net realized gain (loss) on investments          (1,424)      1,548         957
                                                 ------      ------     -------

Total revenues                                  143,381     141,181     133,115
                                               --------    --------     -------

Benefits and expenses:
Death and other benefits:
Traditional life, disability income
and long-term care insurance                      4,182       3,354       6,016
Universal life-type insurance
and investment contracts                          4,409       4,548       3,773

Increase in liabilities for future
policy benefits for traditional life,
disability income and
long-term care insurance                          2,324       1,958         506
Interest credited on universal life-type
insurance and investment contracts               65,099      68,630      65,018
Amortization of deferred policy
acquisition costs                                16,071      13,085      12,994
Other insurance and operating expenses            8,972       7,474       8,359
                                               --------     -------      ------

Total benefits and expenses                     101,057      99,049      96,666
                                                -------     -------     -------

Income before income taxes                       42,324      42,132      36,449

Income taxes                                     14,640      14,745      12,794
                                                -------     -------     -------

Net income                                     $ 27,684    $ 27,387    $ 23,655
                                                 ======      ======      ======


See accompanying notes.


                                      IDS LIFE INSURANCE COMPANY OF NEW YORK
                                             STATEMENTS OF CASH FLOWS

                                                                                       Years ended Dec. 31,
                                                                             1996               1995               1994
                                                                          ---------          ---------           ------
                                                                                            (thousands)

Cash flows from operating activities:
Net income                                                                 $27,684            $27,387            $23,655
Adjustments to reconcile net income to net
cash provided by operating activities:
Policy loan issuance, excluding universal
life-type insurance                                                         (2,473)            (2,093)            (1,365)
Policy loan repayment, excluding universal
life-type insurance                                                          1,571                881                849
Change in accrued investment income                                          1,504             (1,055)              (175)
Change in deferred policy acquisition
costs, net                                                                  (9,087)           (11,017)           (11,522)
Change in liabilities for future policy
benefits for traditional life, disability income
and long-term care insurance                                                 2,861              1,931                501
Change in policy claims and other
policyholders' funds                                                          (489)               427                870
Change in deferred income taxes                                             (2,095)            (1,301)            (4,321)
Change in other liabilities                                                  4,434              2,429             (1,711)
(Accretion of discount)
amortization of premium, net                                                  (652)              (480)             2,464
Net realized (gain) loss on investments                                      1,424             (1,548)              (957)
Policyholder and contractholder
charges, non-cash                                                           (7,831)            (6,962)            (6,000)
Other, net                                                                  (1,781)              (508)               689
                                                                          ---------              -----            ------

Net cash provided by operating
activities                                                                 $15,070            $ 8,091             $2,977
                                                                           -------            -------             ------





                                      IDS LIFE INSURANCE COMPANY OF NEW YORK
                                       STATEMENTS OF CASH FLOWS (continued)

                                                                                        Years ended Dec. 31,
                                                                             1996               1995               1994
                                                                            -------            -------            -----
                                                                                             (thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                                             $         --          $ (37,540)         $ (36,560)
Maturities, sinking fund payments and calls                                 39,082             34,216             78,757
Sales                                                                       14,465             28,905              2,649
Fixed maturities available for sale:
Purchases                                                                  (97,370)          (133,503)          (117,965)
Maturities, sinking fund payments and calls                                 71,939             44,234             70,316
Sales                                                                       15,669              8,839             14,533
Other investments, excluding policy loans:
Purchases                                                                  (14,802)            (1,939)           (47,353)
Sales                                                                       12,659              5,993              2,975
Change in amounts due to brokers                                            (6,993)            10,000             (4,952)
                                                                            -------           -------            -------

Net cash provided by (used in)
investing activities                                                        34,649            (40,795)           (37,600)
                                                                         ---------           --------          ---------

Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                                                    131,011            159,431            188,469
Surrenders and death benefits                                             (236,689)          (190,695)          (212,171)
Interest credited to account balances                                       65,099             68,630             65,018
Universal life-type insurance policy loans:
Issuance                                                                    (4,490)            (4,870)            (3,907)
Repayment                                                                    3,350              2,946              2,476
Cash dividend to parent                                                     (8,000)            (8,000)                --
                                                                            ------             -------               ---

Net cash (used in) provided by financing
activities                                                                 (49,719)            27,442             39,885
                                                                          --------            -------            -------


Net (decrease) increase in cash and cash
equivalents                                                                     --             (5,262)             5,262

Cash and cash equivalents at
beginning of year                                                               --              5,262                 --
                                                                          --------             ------            -------

Cash and cash equivalents at
end of year                                                             $       --        $        --         $    5,262
                                                                         =========            =======            =======

See accompanying notes.


                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                  ($ thousands)

1.       Summary of significant accounting policies

         Nature of business

         IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

         Basis of presentation

         The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation, which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Investments

         Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are carried as a separate component of stockholder's equity, net of deferred taxes.

         Realized investment gain or loss is determined on an identified cost basis.

         Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

         Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

         Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loans losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

         The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

         The cost of interest rate caps is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as a reduction of investment income when realized. The amortized cost of interest rate caps is included in other investments.

         Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

         When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

         Statements of cash flows

         The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

         Supplementary information to the statements of cash flows is summarized as follows:

                                           1996            1995           1994
                                         --------        --------       ------
         Cash paid during the year for:
           Income taxes                  $15,247         $15,026        $17,386
           Interest on borrowings            777             742            147

         Recognition of profits on annuity contracts and insurance policies

         Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

         The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

         Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

         Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees and mortality and expense risk fees from the variable annuity and variable life insurance separate accounts and underlying funds.

         Deferred policy acquisition costs

         The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

         Liabilities for future policy benefits

         Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

         Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to
         9.5 percent, depending on year of issue.

         Liabilities for future benefits on traditional life insurance are based on the net level premium method and anticipated rates of mortality, policy persistency and interest earnings. Anticipated mortality rates generally approximate the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1980, the 1965-1970 Select and Ultimate Basic Table for policies issued from 1981-1984 and the 1975-1980 Select and Ultimate Basic Table for policies issued after 1984. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates are 4% for policies issued before 1974, 5.25% for policies issued from 1974-1980, and range from 10% to 6% depending on policy form, issue year and policy duration for policies issued after 1980.

         Liabilities for future disability income policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1964 Commissioners Disability Table for policies issued before 1996 and the 1985 CIDA table for policies issued in 1996. Anticipated mortality rates are based on the 1958 Commissioners Standard Ordinary Table for policies issued before 1996 and the 1975-1980 Basic Table for policies issued in 1996. Anticipated policy persistency rates vary by policy form, occupation class, issue age and policy duration. Anticipated interest rates are 3% for policies issued before 1996 and grade from 7.5% to 5% over five years for policies issued in 1996. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1964 Commissioners Disability Table for claims incurred before 1993 and the 1985 CIDA Table for claims incurred after 1992. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% for claims incurred in 1992 and 6% for claims incurred after 1992.

         Liabilities for future long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1985 National Nursing Home Survey. Anticipated mortality rates are based on the 1983a Table. Anticipated policy persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates are 9.5% grading to 7% over 10 years for policies issued from 1989-1992 and 7.75% grading to 7% over 4 years for policies issued after 1992. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1985 National Nursing Home Survey. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% claims incurred in 1992 and 6% for claims incurred after 1992.

         Reinsurance

         The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis.

         Federal income taxes

         The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of American Express Financial Corporation to reimburse subsidiaries for all tax benefits.

         Included in other liabilities at Dec. 31, 1996 and 1995 are $5,161 and $3,971, respectively, payable to IDS Life for federal income taxes.

         Separate account business

         The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

         The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

         Accounting changes

         The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," was effective Jan. 1, 1996. The new rule did not have a material impact on the Company's results of operations or financial condition.

         Reclassification

         Certain 1995 and 1994 amounts have been reclassified to conform to the 1996 presentation.

2.       Investments

         Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

         Net realized gain (loss) on investments for the years ended Dec. 31 is summarized as follows:

                                   1996          1995            1994
                                  ------        ------          -----

         Fixed maturities        $  (572)       $1,997           $948
         Mortgage loans             (855)         (487)             -
         Other investments             3            38              9
                              ----------         -----             --
                                 $(1,424)       $1,548           $957
                                 ========       ======           ====

         Changes in net unrealized appreciation (depreciation) of investments for the years ended Dec. 31 are summarized as follows:

                                             1996         1995            1994
                                          ----------    ---------       --------
         Fixed maturities:
           Held to maturity                $(21,744)     $73,970       $(84,244)
           Available for sale               (13,215)      43,726        (38,226)

         The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities and equity securities at Dec. 31, 1996 are as follows:


                                                                          Gross           Gross
                                                     Amortized         Unrealized      Unrealized        Fair
         Held to maturity                              Cost               Gains           Losses         Value
         U.S. Government agency obligations         $    4,498         $     144       $      --     $    4,642
         Corporate bonds and obligations               523,807            23,060           2,964        543,903
         Mortgage-backed securities                     57,507               409           1,826         56,090
                                                     ---------         ---------          ------      ---------
                                                      $585,812           $23,613          $4,790       $604,635
                                                      ========           =======          ======       ========

                                                                          Gross           Gross
                                                      Amortized        Unrealized      Unrealized        Fair
         Available for sale                             Cost              Gains           Losses         Value

         State and municipal obligations           $       105        $       10        $     --    $       115
         Corporate bonds and obligations               260,966             8,857           1,181        268,642
         Mortgage-backed securities                    329,537             5,788           2,459        332,866
                                                      --------          --------          ------       --------
                                                      $590,608           $14,655          $3,640       $601,623
                                                      ========           =======          ======       ========

         The change in net unrealized loss on available for sale securities included as a separate component of stockholder's equity was $8,398 in 1996.

         The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities and equity securities at Dec. 31, 1995 are as follows:

                                                                          Gross           Gross
                                                      Amortized        Unrealized      Unrealized      Fair
         Held to maturity                                Cost             Gains           Losses         Value
         U.S. Government agency obligations          $   5,003         $     199        $     --     $    5,202
         State and municipal obligations                   150                --               2            148
         Corporate bonds and obligations               578,253            41,939           2,027        618,165
         Mortgage-backed securities                     59,174               846             388         59,632
                                                     ---------         ---------         -------      ---------
                                                      $642,580           $42,984          $2,417       $683,147
                                                      ========           =======          ======       ========

                                                                          Gross           Gross
                                                      Amortized        Unrealized      Unrealized      Fair
         Available for sale                              Cost             Gains           Losses         Value

         State and municipal obligations            $      105         $      10        $     --     $      115
         Corporate bonds and obligations               248,973            17,470             497        265,946
         Mortgage-backed securities                    327,990             9,157           1,910        335,237
                                                      --------          --------          ------       --------
         Total fixed maturities                        577,068            26,637           2,407        601,298
         Equity securities                                  10                --              --             10
                                                   -----------           -------       ---------    -----------
                                                      $577,078           $26,637          $2,407       $601,308
                                                      ========           =======          ======       ========

         The change in net unrealized gain on available for sale securities included as a separate component of stockholder's equity was $27,710 in 1995.

         The amortized cost and fair value of investments in fixed maturities at Dec. 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          Amortized             Fair
         Held to maturity                     Cost              Value

         Due in one year or less           $ 11,777           $ 11,912
         Due from one to five years         125,637            132,169
         Due from five to ten years         321,472            333,245
         Due in more than ten years          69,419             71,219
         Mortgage-backed securities          57,507             56,090
                                          ---------          ---------
                                           $585,812           $604,635
                                           ========           ========

                                          Amortized              Fair
         Available for sale                   Cost              Value

         Due in one year or less           $ 39,155           $ 39,695
         Due from one to five years          55,313             58,288
         Due from five to ten years         127,642            130,246
         Due in more than ten years          38,961             40,528
         Mortgage-backed securities         329,537            332,866
                                           --------           --------
                                           $590,608           $601,623
                                           ========           ========

         During the years ended Dec. 31, 1996, 1995 and 1994, fixed maturities classified as held to maturity were sold with amortized cost of $14,507, $27,971 and $2,735, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

         As a result of adopting the FASB Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," the Company reclassified securities with a book value of $15,607 and net unrealized gains of $144 from held to maturity to available for sale in December 1995.

         In addition, fixed maturities available for sale were sold during 1996 with proceeds of $15,669 and gross realized gains and losses of $28 and $1,541, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $8,839 and gross realized gains and losses of $nil and $74, respectively. Fixed maturities available for sale were sold during 1994 with proceeds of $14,533 and gross realized gains and losses of $181 and $308, respectively.

         At Dec. 31, 1996, bonds carried at $261 were on deposit with the state of New York as required by law.

         Net investment income for the years ended Dec. 31 is summarized as follows:

                                               1996        1995          1994
                                            ----------  ---------      -------
         Interest on fixed maturities        $ 95,574    $ 97,092     $ 93,800
         Interest on mortgage loans            14,171      13,888       13,226
         Other investment income                1,293       1,291        1,219
         Interest on cash equivalents              67         186          363
                                          -----------        ----       ------
                                              111,105     112,457      108,608
         Less investment expenses               1,637       1,533          465
                                           ----------      ------      -------
                                             $109,468    $110,924     $108,143
                                             ========    ========     ========

         At Dec. 31, 1996, investments in fixed maturities comprised 87 percent of the Company's total invested assets. Securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $130 million which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on Dec. 31 is as follows:

                Rating                       1996                1995
         ----------------------             -------            --------
         Aaa/AAA                         $  396,097           $ 391,321
         Aa/AA                               13,996              17,572
         Aa/A                                10,197               9,950
         A/A                                196,542             209,483
         A/BBB                               62,488              61,912
         Baa/BBB                            336,706             357,445
         Baa/BB                              51,639              46,029
         Below investment grade             108,755             125,936
                                        -----------            --------
                                         $1,176,420          $1,219,648
                                         ==========          ==========

         At Dec. 31, 1996, 94 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

         At Dec. 31, 1996, approximately 11.6 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region and by type of real estate are as follows:

                                          Dec. 31, 1996               Dec. 31, 1995
                                   ------------------------   ----------------------------
                                   On Balance   Commitments   On Balance       Commitments
            Region                     Sheet    to Purchase      Sheet         to Purchase
         --------------               ------    -----------   ---------        -----------
         West North Central         $ 23,191        $1,342     $ 23,705      $      --
         East North Central           33,430         1,708       34,207             --
         South Atlantic               35,501            --       38,802          2,033
         Middle Atlantic              22,889            --       23,502             --
         Pacific                      12,986            --       13,150             --
         Mountain                     15,425            --       14,937          5,084
         New England                   8,805            --        8,982             --
         East South Central            8,825            --        1,613          7,407
         West South Central              265            --          277             --
                                   ---------    ----------         ----        -------
                                     161,317         3,050      159,175         14,524
         Less allowance for losses     1,300            --          445             --
                                      ------           ---         ----        -------
                                    $160,017        $3,050     $158,730        $14,524
                                    ========        ======     ========        =======

                                         Dec. 31, 1996             Dec. 31, 1995
                                     ---------------------   --------------------------
                                    On Balance   Commitments   On Balance      Commitments
              Property type           Sheet     to Purchase       Sheet        to Purchase
         -------------------------  --------    -----------      -------       -----------
         Apartments                 $ 70,292       $ 1,708    $  64,136         $7,988
         Department/retail stores     48,476         1,342       55,308             --
         Office buildings             18,684            --       12,367          6,536
         Industrial buildings         11,956            --       13,255             --
         Nursing/retirement            6,477            --        6,565             --
         Medical buildings             5,167            --        5,255             --
         Other                            --            --        2,012             --
         Hotels/motels                   265            --          277             --
                                      ------          ----          ---        -------
                                     161,317         3,050      159,175         14,524
         Less allowance for losses     1,300            --          445             --
                                       -----         -----         ----        -------
                                    $160,017       $ 3,050     $158,730        $14,524
                                    ========       =======     ========        =======

         Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

         At Dec. 31, 1996 and 1995, the Company's recorded investment in impaired loans was $1,327 and $2,052 with a reserve of $1,300 and $445, respectively. During 1996 and 1995, the average recorded investment in impaired loans was $1,628 and $3,003, respectively.

         The Company recognized $152 and $204 of interest income related to impaired loans for the year ended Dec. 31, 1996 and 1995, respectively.

         The following table presents changes in the reserve for investment losses related to all loans:

                                                1996               1995
                                               ------             -----
         Balance, Jan. 1                      $   445              $445
         Provision for investment losses          855                --
                                               ------              ----
         Balance, Dec. 31                      $1,300              $445
                                               ======              ====

3.       Income taxes

         The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

         Income tax expense consists of the following:

                                       1996            1995           1994
                                      ------          ------         ------
         Federal income taxes:
         Current                     $15,735         $15,146        $16,419
         Deferred                     (2,095)         (1,301)        (4,320)
                                     -------          ------        -------
                                      13,640          13,845         12,099
         State income taxes-current    1,000             900            695
                                       -----          ------          -----
         Income tax expense          $14,640         $14,745        $12,794
                                     =======         =======        =======

         Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                     1996                    1995                       1994
                                            --------------------    ---------------------      --------------------
                                            Provision       Rate    Provision        Rate      Provision       Rate
         Federal income taxes based
         on the statutory rate             $14,813       35.0%     $14,746        35.0%       $12,757      35.0%
         Increases (decreases) are
           attributable to:
             Tax-excluded interest
               and dividend income              (458)      (1.1)        (464)       (1.1)          (554)     (1.5)
             Other, net                         (716)      (1.7)        (437)       (1.0)          (104)     (0.3)
                                                ----       ----         ----        ----          -----      ----
         Federal income taxes                $13,639       32.2%     $13,845        32.9%       $12,099      33.2%
                                             =======       ====      =======        ====        =======      ====

         A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At Dec. 31, 1996, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

         Significant components of the Company's deferred tax assets and liabilities as of Dec. 31 are as follows:
                                                      1996                1995
                                                    --------             ------
         Deferred tax assets:
         Policy reserves                            $28,809             $26,237
         Other                                        4,018               2,791
                                                    -------               -----
              Total deferred tax assets              32,827              29,028
                                                     ------              ------


         Deferred tax liabilities:
         Deferred policy acquisition costs           35,302              33,001
         Investments                                  6,571              11,690
                                                     ------              ------
              Total deferred tax
                liabilities                          41,873              44,691
                                                     ------             -------
              Net deferred tax liabilities          $(9,046)           $(15,663)
                                                    =======            ========

         The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4.       Stockholder's equity

         Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. Statutory unassigned surplus aggregated $94,007 as of Dec. 31, 1996 and $85,964 as of Dec. 31, 1995 (see Note 3 with respect to the income tax effect of certain distributions).

         Dividends paid to parent were $8,000 in 1996, $8,000 in 1995 and $nil in 1994.

5.       Retirement plan and services

         Until July 1, 1995, the Company participated in the IDS Retirement Plan of American Express Financial Corporation which covered all permanent employees age 21 and over who had met certain employment requirements. Effective July 1, 1995, the IDS Retirement Plan was merged with American Express Company's American Express Retirement Plan, which simultaneously was amended to include a cash balance formula and a lump sum distribution option. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $34, $33 and $33 in 1996, 1995 and 1994, respectively.

         The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 1996, 1995 and 1994, which are calculated on the basis of commission earnings of the individual financial advisors, were $1,474, $1,392 and $1,372, respectively. Such costs are included in deferred policy acquisition costs.

         The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1996, 1995 and 1994 were $248, $231 and $251, respectively.

         The Company participates in defined benefit health care plans of American Express Financial Corporation that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of American Express Financial Corporation. American Express Financial Corporation expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

6.       Incentive plan and operating expenses

         The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 1996, 1995 and 1994 were $1,424, $1,720 and $1,287, respectively.
         Such costs are included in deferred policy acquisition costs.

         Charges by IDS Life and American Express Financial Corporation for the use of joint facilities, marketing services and other services aggregated $12,389, $12,122 and $9,314 for 1996, 1995 and 1994,
         respectively. Certain of the costs assessed to the Company are included in deferred policy acquisition costs.

7.       Commitments and contingencies

         At Dec. 31, 1996 and 1995, traditional life insurance and universal life-type insurance in force aggregated $4,053,561 and $3,502,851, respectively, of which $203,963 and $163,462 were reinsured at the respective year ends.

         In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $98, $85 and $76 for the years ended Dec. 31, 1996, 1995 and 1994, respectively. Claim recoveries under the terms of this reinsurance agreement were $861, $1,426 and $nil in 1996, 1995 and 1994, respectively.

         Premiums ceded to reinsurers other than IDS Life amounted to $747, $667 and $735 for the years ended Dec. 31, 1996, 1995 and 1994, respectively. Reinsurance recovered from reinsurers other than IDS Life amounted to $66, $576 and ($107) for the years ended Dec. 31, 1996, 1995 and 1994.

         Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

         The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $345,943 and $392,106 at Dec. 31, 1996 and 1995,
         respectively. The accompanying statement of income includes premiums of $nil for the years ended Dec. 31, 1996, 1995 and 1994, and decrease in liabilities for future policy benefits of $2,010, 2,039 and $2,538 related to this agreement for the years ended Dec. 31, 1996, 1995 and 1994, respectively.

8.       Lines of credit

         The Company has available lines of credit with two banks and American Express Financial Corporation (AEFC) aggregating $55,000 of which $25,000 is with AEFC. The lines of credit are at 40 to 80 basis points over each lender's cost of funds. The $10,000 line of credit with one bank expired on Dec. 31, 1996 and the Company did not seek renewal. The $20,000 line of credit with the other bank expires on June 30, 1997 and the Company expects to seek renewal. Outstanding borrowings under these agreements were $nil at Dec. 31, 1996 and 1995.

9.       Derivative financial instruments

         The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

         Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

         Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

         Credit   exposure   related  to  interest  rate  caps  is  measured  by
         replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

         The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

         The Company's holdings of derivative financial instruments are as follows:

                               Notional   Carrying   Fair     Total Credit
         Dec. 31, 1996           Amount    Value     Value       Exposure
         -------------           ------   -------    -----      ---------
         Assets:
         Interest rate caps    $250,000    $1,374     $832        $832
                               ========    ======     ====        ====


         Dec. 31, 1995
         Assets:
         Interest rate caps    $300,000    $1,905     $745        $745
                               ========    ======     ====        ====

         The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expire on various dates from 1997 to 2000.

         Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

10.      Fair values of financial instruments

         The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value the field force, are also excluded. Management believes the value of excluded assets is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.


                                                               1996                             1995
                                                              -------                         ------
                                                        Carrying        Fair           Carrying        Fair
         Financial Assets                                 Value         Value              Value        Value
         Investments:
         Fixed maturities (Note 2):
         Held to maturity                              $ 585,812     $ 604,635           $ 642,580   $ 683,147
         Available for sale                              601,623       601,623             601,298     601,298
         Mortgage loans on real estate (Note 2)          160,017       164,444             158,730     168,194
         Other:
         Equity securities (Note 2)                           --            --                  10          10
         Derivative financial instruments (Note 9)         1,374           832               1,905         745
         Separate accounts assets (Note 1)               950,019       950,019             724,212     724,212

         Financial Liabilities
         Future policy benefits for
           fixed annuities                               979,030       946,359           1,038,431   1,005,004
         Separate account liabilities                    880,160       838,492             678,263     645,389

         At Dec. 31, 1996 and 1995, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $72,252 and $67,843, respectively, and policy loans of $3,672 and $2,893, respectively. The fair value of these benefits is based on the status of the annuities at Dec. 31, 1996 and 1995. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1996 and 1995.

         At Dec. 31, 1996 and 1995, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $69,859 and $45,949, respectively.

11.      Statutory insurance accounting practices

         Reconciliations of net income for 1996, 1995 and 1994 and stockholder's equity at Dec. 31, 1996 and 1995, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:
                                                    1996       1995       1994
                                                 --------   --------   -------
         Net income, per accompanying
            financial statements                  $27,684    $27,387    $23,655
         Deferred policy acquisition costs         (9,087)   (11,017)   (11,522)
         Adjustments of future policy
            benefit liabilities                    (9,683)   (10,655)    13,741
         Deferred federal income taxes             (2,095)    (1,301)    (4,321)
         Provision for losses on investments          877         --     (1,652)
         IMR gain/loss transfer and amortization    1,010       (331)       (54)
         Adjustment to separate account reserves    8,863     20,769        142
         Other, net                                   116        948        144
                                                  -------   --------   --------
         Net income, on basis of
         statutory accounting practices           $17,685    $25,800    $20,133
                                                  =======    =======    =======

                                                             1996         1995
                                                           --------     -------
         Stockholder's equity, per accompanying
           financial statements                            $229,863    $218,583
         Deferred policy acquisition costs                 (119,183)   (109,800)
         Adjustments of future policy benefit liabilities    13,458      23,172
         Deferred federal income taxes                        9,046      15,663
         Securities valuation reserve                       (19,446)    (18,029)
         Adjustments of separate account liabilities         43,189      34,326
         Net unrealized loss on investments                 (11,016)    (24,231)
         Premiums due, deferred and advance                   1,149         925
         Deferred revenue liability                           1,342         794
         Allowance for losses                                 1,349         445
         Non-admitted assets                                   (634)       (578)
         Interest maintenance reserve                        (1,432)     (2,442)
         Other, net                                            (281)        347
                                                           --------      ------
         Stockholder's equity, on basis of statutory
           accounting practices                            $147,404    $139,175
                                                           ========    ========

Report of Independent Auditors


The Board of Directors
IDS Life Insurance Company of New York

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1996 and 1995, and the related statements of income and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


Ernst & Young LLP
February 7, 1997
Minneapolis, Minnesota

PAGE 40
STATEMENT OF DIFFERENCES

Difference                          Description


1)  Headings.                       1)  The headings in the
                                        prospectus are placed
                                        in blue strip at the top
                                        of the page.

2)  The page numbers in the         2)  The prospectus begins on
    electronic document do not          page 1 in both documents,
    correspond to the printed           ends on page 31 in the
    prospectus.                         electronic document, and
                                        page 60 in the printed
                                        prospectus.

3)  Financial language.             3)  A paragraph was addded on
                                        the first page of the IDS Life Insurance
                                        Company of New York Balance Sheets.